                                                                   EXHIBIT 10.20

                          AT&T WIRELESS SERVICES, INC.

                           DEFERRED COMPENSATION PLAN

             (Amended and Restated Effective as of January 1, 2002)

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN

             (Amended and Restated Effective as of January 1, 2002)

                                TABLE OF CONTENTS

Article 1. Purpose and Effective Date .................................................      1
  1.1. Purpose ........................................................................      1
  1.2. Effective Date .................................................................      1
  1.3. Transition From Prior Plan .....................................................      1
Article 2. Definitions ................................................................      2
Article 3. Eligibility and Participation ..............................................     16
  3.1. Voluntary Participation by Covered Employees ...................................     16
  3.2. Mandatory Participation by Senior Executives ...................................     17
Article 4. Deferral Elections .........................................................     18
  4.1. Categories of Deferrals - Voluntary and Mandatory ..............................     18
  4.2. Deferral of Cash Compensation ..................................................     18
  4.3. Emergency Benefit; Waiver of Deferrals .........................................     20
  4.4. Stock Option Gain Deferral .....................................................     21
  4.5. Deferral of Performance Share Awards ...........................................     22
  4.6. Deferral of Restricted Stock Awards ............................................     23
  4.7. Mandatory Deferrals ............................................................     23
  4.8. Change in Employment Status ....................................................     24
Article 4A. 401(k) Make-Up Contributions ..............................................     25
  4A.1.  Contribution Amount ..........................................................     25
  4A.2.  Partial Year Contributions ...................................................     25
  4A.3.  Valuation Fund Allocations ...................................................     25
Article 5. Accounts and Earnings ......................................................     26
  5.1. Deferred Benefit Accounts ......................................................     26
  5.2. Deferred Cash Compensation Accounts ............................................     27
  5.3. Deferred Shares Account ........................................................     28
  5.4. 401(k) Make-Up Contributions Account ...........................................     29
  5.5. Valuation Funds and Earnings ...................................................     30
  5.6. Vesting of Accounts ............................................................     32
  5.7. Participant Account Statements .................................................     32
Article 6. Form and Timing of Benefit Payments ........................................     33
  6.1. Benefit Payment Transition Rules ...............................................     33
  6.2. Payment of Benefits ............................................................     33
  6.3. Retirement Benefit Elections ...................................................     35
  6.4. In-Service Withdrawal Elections ................................................     36
  6.5. Termination Benefit Elections ..................................................     36
  6.6. Death Benefit Distribution Elections ...........................................     37
  6.7. Changes in Distribution Elections ..............................................     38
  6.8. Form of Benefit Payment ........................................................     39
  6.9. Commencement of Benefit Payments ...............................................     41

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             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN

  6.10.  Unscheduled Lump-Sum Withdrawals .............................................     42
  6.11.  Financial Hardship and Disability ............................................     43
  6.12.  Tax Withholding ..............................................................     43
  6.13.  Facility of Payment of Benefits ..............................................     44
  6.14.  Special Rules for Distribution of Deferred Shares Account ....................     44
  6.15.  Effect of Payment of Benefits ................................................     45
Article 7. Beneficiary Designation ....................................................     46
  7.1. Designation of Beneficiary .....................................................     46
  7.2. Change of Beneficiary Designation ..............................................     46
  7.3. No Beneficiary Designation .....................................................     46
  7.4. Change in Marital Status .......................................................     46
  7.5. Effect of Payment to Beneficiary ...............................................     47
Article 8. Administration .............................................................     48
  8.1. Administration By Committee ....................................................     48
  8.2. Duties and Power of Committee ..................................................     48
  8.3. Committee Discretion ...........................................................     48
  8.4. Agents .........................................................................     48
  8.5. Binding Effect of Decisions ....................................................     48
  8.6. Filing With Committee ..........................................................     49
  8.7. Indemnity of Committee .........................................................     49
Article 9. Source of Payments .........................................................     50
  9.1. Establishment of Trust .........................................................     50
  9.2. Obligation of the Company ......................................................     50
  9.3. Unfunded Status ................................................................     50
Article 10. Benefit Claim and Appeal Procedures .......................................     51
  10.1.  Filing Claims for Benefits ...................................................     51
  10.2.  Review of Claims for Benefit .................................................     51
  10.3.  Requests for Review of Adverse Benefit Determinations ........................     52
  10.4.  Committee Review of Adverse Benefit Determinations ...........................     52
  10.5.  Scope of Committee's Discretion in Review of Claims for Benefits .............     53
  10.6.  Exhaustion of Administrative Remedies ........................................     54
Article 11. Amendment and Termination .................................................     55
  11.1.  Right to Amend Plan ..........................................................     55
  11.2.  Company's Right to Terminate Plan ............................................     55
  11.3.  Right to Suspend Benefit Payments ............................................     55
  11.4.  ERISA Plan Status ............................................................     56
Article 12. Change in Control .........................................................     57
  12.1.  Restrictions on Plan Modifications or Termination After Change in Control or
         Potential Change in Control ..................................................     57
  12.2.  Change in Control ............................................................     57
  12.3.  Potential Change in Control ..................................................     59
  12.4.  Potential Change in Control Period ...........................................     60
Article 13. General Provisions ........................................................     61
  13.1.  Unfunded Plan ................................................................     61
  13.2.  No Rights With Respect to the Trust ..........................................     61
  13.3.  No Implied Rights ............................................................     61

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             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN

  13.4.  Unsecured General Creditor ...................................................     61
  13.5.  Nonassignability .............................................................     62
  13.6.  Prohibition Against Alienation ...............................................     62
  13.7.  No Right to Continued Employment .............................................     62
  13.8.  Governing Law ................................................................     62
  13.9.  Savings Clause ...............................................................     63
  13.10. Notice .......................................................................     63
  13.11. Transfers of Employees Among Companies .......................................     63
  13.12. Successors ...................................................................     63
  13.13. Protective Provisions ........................................................     63
  13.14. Gender, Number, and Headings .................................................     63
  13.15. ERISA Plan Document ..........................................................     64
Appendix A  Participating Companies ...................................................     65
Appendix B  Mapping Principles Applicable to Deferred Benefit Accounts and Distribution
            Elections .................................................................     66
Appendix C  Valuation Funds ...........................................................     76
Appendix D  Default Assumptions for Incomplete or Inaccurate Cash Compensation Deferral
            Agreements ................................................................     77

                          AT&T WIRELESS SERVICES, INC.
                           DEFERRED COMPENSATION PLAN

             (Amended and Restated Effective as of January 1, 2002)

                                    PREAMBLE

      The Plan was previously established effective December 15, 1993, to provide deferred compensation benefits to eligible executives and key management employees of AT&T Wireless and its Affiliated Companies that participate in the Plan. The Plan was subsequently amended and restated effective December 1, 1995, and again, effective as of December 1, 1996, and again, effective August 1, 2001. The Plan is amended and restated herein primarily (i) to allow for the timely deferral of restricted stock units and retention incentive awards and
(ii) to incorporate a prior amendment with respect to 401(k) make-up contributions and installment payments.

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                     ARTICLE
                                       1.
                           PURPOSE AND EFFECTIVE DATE

1.1. PURPOSE

      The purpose of the Plan is to promote the success of AT&T Wireless and its Affiliated Companies that participate in the Plan by:

      (a) Providing selected executives with the ability to defer compensation on a pre-tax basis in order to permit them to supplement their retirement savings;

      (b) Requiring Senior Executives to defer annual compensation in excess of one million dollars ($1,000,000) until the taxable year in which such amounts would be deductible by the Company, thereby preserving the federal income tax deduction for the Company and increasing the employees' personal interest in the continued success and growth of the Company;

      (c) Providing executives participating in the LTIP with a mechanism effective January 1, 2002, for deferring receipt of Stock Option Gains, Performance Share Awards, and Restricted Stock Awards otherwise payable under the LTIP, thereby providing an effective means for executives to maintain beneficial ownership of AWS Stock; and

      (d) Providing selected executives with 401(k) Make-Up Contributions in order to allocate a 401(k) contribution that more fairly corresponds to their compensation.

      It is intended that the Plan provide deferred compensation for "a select group of management or highly compensated employees" within the meaning of Sections 201, 301, and 401 of ERISA and, therefore, to be exempt from the provisions of Parts 2, 3, and 4 of Title I of ERISA.

1.2. EFFECTIVE DATE

      The amended and restated Plan, as set forth herein, shall be effective January 1, 2002 (except as otherwise stated herein), and shall constitute the amendment and restatement of the Prior Plan.

1.3. TRANSITION FROM PRIOR PLAN

      Amounts accrued under the Prior Plan shall, subject to certain transition rules and account mapping principles set forth herein, become the initial balances due to Participants and Beneficiaries under this Plan. Any elections made by Participants under the Prior Plan shall continue in full force and effect, except as expressly provided herein.


ARTICLE 1                            - 1 -            PURPOSE AND EFFECTIVE DATE

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                     ARTICLE
                                       2.
                                   DEFINITIONS

      The following words and phrases, as used in the Plan and the Plan's Appendices, shall have the meanings set forth below, unless a clearly different meaning is required by the context in which the word or phrase is used.

2.1. 401(K) MAKE-UP CONTRIBUTIONS

      "401(k) Make-Up Contributions" means the contribution by AT&T Wireless in accordance with Article 4A.

2.2. 401(K) MAKE-UP CONTRIBUTIONS ACCOUNT

      "401(k) Make-Up Contributions Account" means an Account established for a Participant pursuant to Section 5.4.

2.3. 401(K) PLAN

      "401(k) Plan" means the AT&T Wireless 401(k) Savings Plan, as amended, and any successor plan thereto.

2.4. ACCOUNT OR ACCOUNTS

      "Account" or "Accounts" means the record or bookkeeping entries maintained by the Company pursuant to Article 5 that reflect each Participant's (i) deferrals of Cash Compensation, Stock Option Gains, Performance Share Awards, and Restricted Stock Awards; (ii) allocation of Dividend Equivalents and 401(k) Make-Up Contributions; (iii) Earnings on such deferred amounts and contributions; and (iv) payments of benefits under the Plan. An Account shall be used solely to calculate the amount payable to each Participant (or Beneficiary of a deceased Participant) under the Plan, and should not be construed as an actual segregation of assets for the benefit of any particular Participant (or Beneficiary of a deceased Participant). The Accounts that may be established and maintained under the Plan include Retirement Accounts, In-Service Withdrawal Accounts, Deferred Shares Accounts, and 401(k) Make-Up Contributions Accounts.

2.5. AFFILIATED COMPANY

      "Affiliated Company" means any corporation while such corporation is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as AT&T Wireless or any other employing entity while such entity is under common control (within the meaning of Section 414(c) of the Code) with AT&T Wireless.


ARTICLE 2                              2                             DEFINITIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


2.6. ANNUAL INCENTIVE COMPENSATION

      "Annual Incentive Compensation" means the cash compensation payable in the Plan Year under the AT&T Wireless Annual Incentive Plan, or any successor plan thereto, after reduction for any pre-tax deferrals under Section 125 or 129 of the Code, but prior to reduction for (i) any pre-tax deferrals under Section 401(k) of the Code; and (ii) any payroll deduction for taxes or any other purpose.

2.7. AT&T ENTITY

      "AT&T Entity" means AT&T Corp. or any corporation (excluding AT&T Wireless at all relevant times prior to July 9, 2001) of which more than fifty percent (50%) of the voting stock is owned directly or indirectly by AT&T Corp.

2.8. AT&T WIRELESS

      "AT&T Wireless" means AT&T Wireless Services, Inc., a Delaware corporation, and its successors and assigns.

2.9. AWS STOCK

      "AWS Stock" means the common stock, par value $0.01, of AT&T Wireless.

2.10. BENEFICIARY

      "Beneficiary" means the person, persons or entity designated in the Participant's Beneficiary Designation to receive the distribution of all of a Participant's Accounts (other than any Account in payment status as of the date of the Participant's death) in the event of the Participant's death; provided, however, that if no valid Beneficiary Designation is in effect for a Participant at the time of his death, the Participant's Beneficiary shall be determined in accordance with Section 7.3.

2.11. BENEFICIARY DESIGNATION

      "Beneficiary Designation" means the written designation of a Participant's Beneficiary (primary or contingent) made on a form prescribed by the Committee.

2.12. BOARD OF DIRECTORS

      "Board of Directors" means the Board of Directors of AT&T Wireless.


ARTICLE 2                               3                            DEFINITIONS

2.13. BONUS

      "Bonus" means Annual Incentive Compensation, Retention Incentive Awards, and any other amount(s) payable during a calendar year under any Participating Company's bonus arrangement that the Committee determines shall qualify as a Bonus.

2.14. CASH COMPENSATION

      "Cash Compensation" means the Salary or Bonus payable to a Participant.

2.15. CASH COMPENSATION DEFERRAL AGREEMENT

      "Cash Compensation Deferral Agreement" means a commitment made by a Participant to defer a portion of his Cash Compensation pursuant to Article 4 in exchange for a Company commitment to make benefit payments in accordance with the term of the Plan. The Cash Compensation Deferral Agreement shall apply to each payment of Salary or Bonus payable to a Participant during a Deferral Period, and shall specify the Account or Accounts to which the Cash Compensation deferred shall be credited. In the event that the terms of the Cash Compensation Deferral Agreement conflict with the terms of the Plan, the terms of the Plan shall be controlling.

2.16. CHANGE IN CONTROL

      "Change in Control" means the occurrence of any of the events described in
Section 12.2.

2.17. CLAIMANT

      "Claimant" means a Participant or Beneficiary who believes he is entitled to a benefit under the Plan.

2.18. CODE

      "Code" means the Internal Revenue Code of 1986, as amended from time to time. Any reference to a particular section of the Code includes any applicable proposed, temporary' or final regulations promulgated for that section. References to any section or subsection of the Code include reference to any comparable or succeeding provisions of any legislation which amends, supplements, or replaces such section or subsection.


ARTICLE 2                              4                             DEFINITIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


2.19. COMMITTEE

      "Committee" means the Compensation Committee appointed by the Board of Directors to administer the Plan. The Committee is responsible for the administration of the Plan and may delegate certain administrative responsibilities under the Plan.

2.20. COMPANY

      "Company" means AT&T Wireless, its successors and assigns, and any Affiliated Company (including Participating Companies).

2.21. COMPENSATION

      "Compensation" means the Salary and Bonus earned by and payable to a Participant with respect to employment services performed for a Participating Company by the Participant and considered to be "wages" for purposes of federal income tax withholding. For purposes of the Plan only, Compensation shall be calculated before reduction for any amounts deferred by the Participant pursuant to the Company's tax qualified plans which may be maintained under Section 401(k), 125 or 132(f) of the Code, or pursuant to the Plan or any other nonqualified plan which permits the voluntary deferral of compensation. Inclusion of any other forms of compensation is subject to Committee approval.

2.22. COVERED EMPLOYEE

      "Covered Employee" means any employee of a Participating Company who (i) satisfies the eligibility requirements of Section 3.1.1; and (ii) has been determined by the Committee pursuant to Section 3.1.3 to be eligible to participate in the Plan.

2.23. DEATH BENEFIT DISTRIBUTION ELECTION

      "Death Benefit Distribution Election" means (i) for periods prior to August 1, 2001, the form of benefit payment elected by a Participant under the Prior Plan that is applicable to all of the particular Deferred Benefit Account; and (ii) for periods on or after August 1, 2001, the form of benefit payment elected by a Participant in his Death Benefit Distribution Election in accordance with Section 6.6 that is applicable to all of the Participant's Accounts in the event of the Participant's death.

2.24. DEFERRAL AGREEMENT

      "Deferral Agreement" means a Cash Compensation Deferral Agreement, a Stock Option Gain Deferral Agreement, a Performance Share Award Deferral Agreement, a Restricted Stock Deferral Agreement, or a Mandatory Deferral Agreement, as applicable in the given context.


ARTICLE 2                              5                             DEFINITIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


2.25. DEFERRAL PERIOD

      "Deferral Period" means the period of time (i) beginning on January 1 of a Plan Year to which a particular Deferral Agreement applies; and (ii) ending on December 31 of the same Plan Year; provided, however, that if the Committee extends a special Enrollment Period to a Newly-Eligible Covered Employee for the filing of a Cash Compensation Deferral Agreement for the deferral of Salary earned and payable during the remainder of the Plan Year during which his status as a Covered Employee is determined, the Deferral Period applicable to such deferral of Salary shall be the period of time (i) beginning on the first day after the end of the special Enrollment Period applicable to the Newly-Eligible Covered Employee; and (ii) ending on December 31 of the same Plan Year.

2.26. DEFERRED BENEFIT ACCOUNT

      "Deferred Benefit Account" for an individual who was Participant in the Plan on December 31, 2002, means the cumulative total dollar amount of Salary, Bonus or KPI Shares that a Participant elected to defer under a particular deferral agreement made under the Prior Plan prior to January 1, 2002, including gains, losses, and distributions as maintained on the books of the Company for a Participant under the Prior Plan.

2.27. DEFERRED CASH COMPENSATION ACCOUNT

      "Deferred Cash Compensation Account" means a Participant's Retirement Account or In-Service Withdrawal Account.

2.28. DEFERRED SHARES ACCOUNT

      "Deferred Shares Account" means the Account established for a Participant and credited with Share Equivalents as the result of (i) a Participant's election to defer Stock Option Gains, Performance Share Awards, or Restricted Stock Awards; or (ii) the deferral of Dividend Equivalents.

2.29. DETERMINATION DATE

      "Determination Date" means the date on which the value of a Participant's Account is determined as provided in Article 5. Each business day of each Plan Year shall be a Determination Date.

2.30. DISABILITY

      "Disability" means a physical or mental condition due to illness or accidental injury that prevents the Participant from satisfactorily performing the Participant's usual and customary duties of the Participant's occupation for the Company. The Committee shall determine the


ARTICLE 2                              6                             DEFINITIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


existence of Disability, in its sole discretion, and may rely on advice from a medical examiner satisfactory to the Committee in making the determination.

2.31. DISTRIBUTION ELECTION

      "Distribution Election" means a Participant's election, made pursuant to
Article 6 in a manner prescribed by the Committee, indicating the chosen form of payment for benefits payable from an Account under the Plan upon the occurrence of one or more events, including a Death Benefit Distribution Election, an In-Service Withdrawal Election, a Retirement Distribution Election, and a Termination Distribution Election.

2.32. DIVIDEND EQUIVALENTS

      "Dividend Equivalents" means that, within thirty (30) days after the payment of a dividend by AT&T Wireless on AWS Stock, the Deferred Shares Account of each Participant shall be credited with additional Share Equivalent units, the number of which shall be determined by (i) multiplying the dividend per share paid on AWS Stock by the number of Share Equivalent units credited to the Participant's Deferred Shares Account on the date such dividend was declared; and (ii) dividing such amount by the Fair Market Value on the payment date for such dividend.

2.33. EARLY RETIREMENT AGE

      "Early Retirement Age" means attainment of at least age fifty-five (55) with ten (10) or more Years of Service with the Company.

2.34. EARNINGS

      "Earnings" means the amount credited to a Participant's Deferred Cash Compensation Account(s) and 401(k) Make-Up Contributions Account on each Determination Date, which shall be based on the Valuation Funds specified in accordance with Sections 4.2.6 and 4A.3. Such credits may be either positive or negative to reflect the increase or decrease, respectively, in value of the Account. With respect to a Participant's Deferred Shares Account, Earnings shall include the Dividend Equivalents credited to such Account from time to time.

2.35. ENROLLMENT PERIOD

      "Enrollment Period" means the period of time during a Plan Year that is designated by the Committee as the time when a Covered Employee may file a Cash Compensation Deferral Agreement for the deferral of Salary or Bonus that is applicable to the immediately following deferral year. Unless otherwise designated by the Committee, the normal Enrollment Period for a Covered Employee to file a Cash Compensation Deferral Agreement is (i) for the deferral of Salary, the calendar month of December preceding the Deferral Period during which such Salary


ARTICLE 2                              7                             DEFINITIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


is earned and paid; (ii) for the deferral of Bonus (other than Retention Incentive Awards), the calendar month of July preceding the Deferral Period during which such Bonus is payable; and (iii) for the deferral of Bonus in the form of a Retention Incentive Award, the calendar month preceding the service period that ends on the date on which the Retention Incentive Award vests or is payable, as applicable. Notwithstanding the foregoing, with respect to a Newly-Designated Covered Employee, the Committee may establish a special Enrollment Period of thirty (30) days (or such other period of time as determined by the Committee) for the filing of a Cash Compensation Deferral Agreement for the deferral of Salary, Bonus, or both, during the Deferral Period that immediately follows the determination of the status of the Newly-Designated Covered Employee as a Covered Employee pursuant to Section 3.1.3.

2.36. ERISA

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Any reference to a particular section of ERISA includes any applicable proposed, temporary, or final regulations promulgated for that section. References to any section or subsection of ERISA include reference to any comparable or succeeding provisions of any legislation which amends, supplements, or replaces such section or subsection.

2.37. FAIR MARKET VALUE

      "Fair Market Value" on a given date means the average of the high and low sale prices for AWS Stock on that date (or, if there were no such sales on that date, on the next most recent date thereafter on which there were such sales) as reported on the Composite Tape if the AWS Stock is listed on the New York Stock Exchange ""or on the National Association of Securities Dealers National Market System. ""

2.38. FICA

      "FICA" means the tax applied under the Federal Insurance Contributions Act, as set forth in Chapter 21 of the Code, and any regulations issued thereunder.

2.39. FINANCIAL HARDSHIP

"Financial Hardship" means an unforeseen emergency that constitutes severe financial hardship of the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant. Financial Hardship shall be determined based on such standards as are, from time to time, established by the Committee, and such determination shall be made in the sole discretion of the Committee.


ARTICLE 2                              8                             DEFINITIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


2.40. IN-SERVICE WITHDRAWAL ACCOUNT

      "In-Service Withdrawal Account" means an Account established for a Participant pursuant to Section 5.2.

2.41. IN-SERVICE WITHDRAWAL COMMENCEMENT DATE

      "In-Service Withdrawal Commencement Date" means (i) for periods prior to August 1, 2001, the last business day of December, provided that such date is no sooner than the third year following the year in which the deferred Salary, Bonus, and/or KPI Shares were earned; and (ii) for periods on and after August 1, 2001, January 1 of the Plan Year which a Participant specifies in his In-Service Withdrawal Election to be the Plan Year in which payments from an In-Service Withdrawal Account are to commence.

2.42. IN-SERVICE WITHDRAWAL ELECTION

      "In-Service Withdrawal Election" means (i) for periods prior to August 1, 2001, the election of a form of benefit payment by a Participant under the Prior Plan for the portion (if any) of a particular Deferred Benefit Account that is subject to an in-service withdrawal election; and (ii) for periods on or after August 1, 2001, the election of a form of benefit payment by a Participant in accordance with Section 6.4 that is applicable to a Participant's In-Service Withdrawal Account.

2.43. KPI SHARE

      "KPI Share" means a unit granted under the AT&T Wireless Services, Inc. KPI Share Plan which (i) is defined to be a "KPI Share" under the KPI Share Plan; and (ii) would have been payable under the terms of the KPI Share Plan but for the deferral election made under the Prior Plan.""

2.44. LTIP

      "LTIP" means the AT&T Wireless Services, Inc. 2001 Long Term Incentive Plan, as amended from time to time.

2.45. MANDATORY DEFERRAL

      "Mandatory Deferral" means the amount of a Senior Executive's Total Compensation that must be deferred in accordance with Section 4.7 to reduce the Senior Executive's estimated annual Total Compensation to an amount that does not exceed one million dollars ($1,000,000) (calculated in accordance with Section 162(m) of the Code) for the taxable year.


ARTICLE 2                              9                             DEFINITIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


2.46. MANDATORY DEFERRAL AGREEMENT

      "Mandatory Deferral Agreement" means the deferral agreement described in
Section 4.7.1 that acknowledges a Senior Executive's commitment to defer Total Compensation in excess of one million dollars ($1,000,000) (calculated in accordance with Section 162(m) of the Code)for the taxable year.

2.47. NET SHARES

      "Net Shares" means the difference (including fractional share amounts) between the number of shares of AWS Stock subject to the stock option exercise and the number of shares of AWS Stock delivered to satisfy the stock option exercise price, less any shares used to satisfy FICA or any other taxes due upon the stock option exercise.

2.48. NEWLY-DESIGNATED COVERED EMPLOYEE

      "Newly-Designated Covered Employee" means a Covered Employee immediately after he has been designated as a Covered Employee pursuant to Section 3.1.3, and throughout the remainder of the Plan Year during which such designation is made.

2.49. NORMAL RETIREMENT AGE

      "Normal Retirement Age" means age sixty-five (65).

2.50. PARTICIPANT

      "Participant" means (i) any individual who had an outstanding balance credited to a Deferred Benefit Account under the Plan as of December 31, 2001;
(ii) any Covered Employee who has made a Cash Compensation Deferral Agreement, a Stock Option Gain Deferral Agreement, a Performance Share Award Deferral Agreement, or a Restricted Stock Deferral Agreement with the Company in accordance with the terms of Article 4; (iii) a Covered Employee who has received an allocation of 401(k) Make-Up Contributions in accordance with the terms of Article 4A; and (iv) any Senior Executive who has been determined to be subject to the Mandatory Deferral provisions of the Plan. An individual shall continue to be a Participant for purposes of the Plan until the entire balance of all his Accounts under the Plan has been paid in accordance with the terms of the Plan (even if the Participant's Covered Employee status is revoked pursuant to Section 3.1.5 or Section 4.8).

2.51. PARTICIPATING COMPANY

      "Participating Company" means AT&T Wireless and any Affiliated Company, as set forth in Appendix "A", that has elected to participate in the Plan with the prior approval of the Committee.


ARTICLE 2                              10                            DEFINITIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


2.52. PERFORMANCE SHARE AWARD

      "Performance Share Award" means the award of performance shares under the performance share provisions of the LTIP.

2.53. PERFORMANCE SHARE AWARD DEFERRAL AGREEMENT

      "Performance Share Award Deferral Agreement" means an irrevocable agreement made by a Covered Employee in a manner prescribed by the Committee that provides for a Covered Employee's election to defer a portion of a Performance Share Award pursuant to Section 4.5.

2.54. PERSON

      "Person" means any individual, corporation, partnership, association, joint-stock company, trust, or unincorporated organization or government or political subdivision thereof.

2.55. PLAN

      "Plan" means the AT&T Wireless Services, Inc., Deferred Compensation Plan, as described herein and hereafter amended from time to time.

2.56. PLAN YEAR

      "Plan Year" means the calendar year beginning January 1 and ending December 31.

2.57. POTENTIAL CHANGE IN CONTROL

      "Potential Change in Control" means the occurrence of any of the events or circumstances described in Section 12.3.

2.58. POTENTIAL CHANGE IN CONTROL PERIOD

      "Potential Change in Control Period" means the period of time described in
Section 12.4.

2.59. PRIOR PLAN

      "Prior Plan" means the AT&T Wireless Services, Inc. Deferred Compensation Plan, as amended and restated effective December 1, 1996 or effective August 1, 2001, as applicable.


ARTICLE 2                              11                            DEFINITIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


2.60. RESTRICTED STOCK AWARD

      "Restricted Stock Award" means (i) the final award of restricted stock under the restricted stock program, which is part of the LTIP; and (ii) the final award of restricted stock units under the other stock unit award provisions of the LTIP. A Restricted Stock Award that becomes vested based upon the elapse of multiple periods of time shall be considered separate awards for purposes of the Plan, according to each such period.

2.61. RESTRICTED STOCK DEFERRAL AGREEMENT

      "Restricted Stock Deferral Agreement" means an irrevocable agreement made by a Covered Employee in a manner prescribed by the Committee that provides for a Covered Employee's election to defer a portion of a Restricted Stock Award pursuant to Section 4.6.

2.62. RETENTION INCENTIVE AWARDS

      "Retention Incentive Awards" means an incentive award or similar cash bonus for retention purposes that is paid to a Participant in one or more years immediately following the year of such award.

2.63. RETIREMENT

      "Retirement" means a Participant's cessation of employment after attainment of either his Early Retirement Age or his Normal Retirement Age.

2.64. RETIREMENT ACCOUNT

      "Retirement Account" means an Account established for a Participant pursuant to Section 5.2.

2.65. RETIREMENT DISTRIBUTION ELECTION

      "Retirement Distribution Election" means (i) for periods prior to August 1, 2001, the form of benefit payment elected by a Participant under the Prior Plan that is applicable to all of a particular Deferred Benefit Account (except the portion, if any, that is subject to an In-Service Withdrawal Election); and
(ii) for periods on or after August 1, 2001, the election of a form of benefit payment by a Participant in accordance with Section 6.3 that is applicable to one of the Participant's Retirement Accounts.


ARTICLE 2                             12                             DEFINITIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


2.66. RETIREMENT PLAN

      "Retirement Plan" means the AT&T Wireless Services 401(k) Savings Plan or any successor thereto.

2.67. SALARY

      "Salary" means the annual base salary that would be payable to a Participant by a Participating Company during a Deferral Period if no election to defer such salary under the Plan or the Retirement Plan was made or in effect for such Deferral Period. "Salary" shall exclude any Bonus, fringe benefit, or other form of remuneration.

2.68. SENIOR EXECUTIVE

      "Senior Executive" means any Covered Employee who (i) is employed by the Company on the last day of the taxable year; and (ii) either is (A) the chief executive officer ("CEO") of AT&T Wireless or is acting in such capacity; or (B) among the four highest compensated officers of the Company (other than the CEO) whose compensation is required by the Securities Exchange Act of 1934 to be disclosed in AT&T Wireless's proxy statement. Designation of a Covered Employee as a Senior Executive for purposes of the Plan shall be effective for the Plan Year in which such Covered Employee satisfies the definition of Senior Executive in this Section 2.68 and for each succeeding Plan Year thereafter until the first day of the Plan Year following the Plan Year in which the first of the following conditions occur: (i) the Covered Employee no longer satisfies the definition of a Senior Executive in this Section 2.68; or (ii) the Senior Executive terminates employment with the Company for any reason.

2.69. SHARE EQUIVALENT

      "Share Equivalent" means the hypothetical investment equivalent equal to one share of AWS Stock credited under the Plan. The number of Share Equivalents credited to a Participant's Deferred Shares Account under the Plan is determined by the number of shares of AWS Stock the Participant would otherwise have received had he not made an election to defer receipt of Stock Option Gains, a Performance Share Award, or a Restricted Stock Award under the Plan.

2.70. SPOUSE

      "Spouse" means an individual who is legally married to a Participant, under the laws of the state in which the Participant resides, on the day immediately preceding the Participant's date of death.


ARTICLE 2                             13                             DEFINITIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


2.71. STOCK OPTION GAIN DEFERRAL AGREEMENT

      "Stock Option Gain Deferral Agreement" means an irrevocable agreement made by a Covered Employee in a manner prescribed by the Committee that provides for the deferral of Stock Option Gains in accordance with Section 4.4. ""

2.72. STOCK OPTION GAINS

      "" "Stock Option Gains" means the financial gains experienced by a Covered Employee as the result of the exercise of a Stock Option Grant.

2.73. STOCK OPTION GRANT

      "Stock Option Grant" means a nonstatutory stock option award granted to a Covered Employee under the stock option provisions of the LTIP.

2.74. TERMINATION DISTRIBUTION ELECTION

      "Termination Distribution Election" shall mean (i) for periods prior to January 1, 2002, an election of a form of benefit payment made for a Deferred Benefit Account under the Prior Plan; and (ii) for periods on or after January 1, 2002, an election made pursuant to Section 6.5 of a form of benefit payment that shall apply to all of the Participant's Cash Compensation Deferral Accounts (except as otherwise provided in Section 6.1).

2.75. TERMINATION OF SERVICE

      "Termination of Service" means the Participant's cessation of service with the Company for any reason whatsoever, whether voluntarily or involuntarily, including by reason of Retirement, death, or Disability. For purposes of the Plan, none of the following events will be considered a Termination of Service by the affected Participant: (i) the transfer of employment from the Company to any joint venture in which the Company has a fifty percent (50%) or more ownership interest, unless the Committee, in it sole discretion, determines that a transfer of employment to a specified joint venture should be considered a Termination of Service; (ii) the spin-off of AT&T Wireless from AT&T Corp. on July 9, 2001 (applicable solely with respect to any Participant who transferred from AT&T Wireless to an AT&T Entity during the period beginning January 1, 2000 and ending July 9, 2001); and (iii) the transfer of any Participant from AT&T Wireless to an AT&T Entity during the six (6) month period beginning on July 10, 2001 and ending on January 9, 2002, pursuant to the "People Movement Guidelines" established by the Employee Benefits Agreement Made By and Between AT&T Corp. and AT&T Wireless Services, Inc., dated June 7, 2001. Notwithstanding the foregoing provisions of this Section 2.75, a Participant who has transferred employment to a joint venture or to an AT&T Entity and thereafter ceases employment with the joint venture or AT&T Entity shall then be


ARTICLE 2                              14                            DEFINITIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


deemed to have incurred a Termination of Service, unless such cessation is caused by a transfer of employment to the Company.

2.76. TOTAL COMPENSATION

      "Total Compensation" means all applicable employee remuneration (as defined in Section 162(m)(4) of the Code) that, but for the application of
Section 162(m) of the Code, would be allowable as a deduction to the Company in a taxable year for services performed by a Senior Executive.

2.77. VALUATION FUND ALLOCATION

      "Valuation Fund Allocation" means the Participant's or Beneficiary's specification of the Valuation Funds, and the proportion in each Valuation Fund (if more than one) to which a Deferred Cash Compensation Account or 401(k) Make-Up Contributions Account is to be deemed invested pursuant to Section 5.5. """

2.78. VALUATION FUNDS

      """ "Valuation Funds" means one or more of the independently established funds or indices that are identified by the Committee and may be designated by Participants and Beneficiaries, from time to time, as the basis for calculating the Earnings that are credited to each of the Participant's or Beneficiary's Deferred Cash Compensation Accounts and 401(k) Make-Up Contributions Account in accordance with Article 5.

2.79. YEARS OF SERVICE

      "Years of Service" shall have the meaning provided for such term for purposes of vesting under the Retirement Plan, whether or not the Participant is a participant in the Retirement Plan.


ARTICLE 2                             15                             DEFINITIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                     ARTICLE
                                       3.
                          ELIGIBILITY AND PARTICIPATION

3.1. VOLUNTARY PARTICIPATION BY COVERED EMPLOYEES

      3.1.1 ELIGIBILITY CONDITIONS. Eligibility to participate in the Plan by making voluntary deferrals of Cash Compensation, Performance Share Awards, gains resulting from Stock Option Grants, or Restricted Stock Awards shall be limited to employees of Participating Companies who (i) are included within a "select group of management or highly compensated employees" within the meaning of Title I of ERISA; and (ii) are determined to be Covered Employees by the Board of Directors or the Committee pursuant to Section 3.1.3.

      3.1.2 PARTICIPANTS UNDER PRIOR PLAN. Any individual who was a Participant in the Plan as of December 31, 2001, shall continue to be a Covered Employee and a Participant in the Plan on January 1, 2002. The status of each such individual as a Covered Employee after January 1, 2002, shall be subject to the discretion of the Board of Directors or the Committee as provided for in Section 3.1.3.

      3.1.3 DETERMINATION OF COVERED EMPLOYEE STATUS. The Board of Directors or the Committee shall, from time to time, designate as Covered Employees those employees of Participating Companies who are determined by the Board of Directors or the Committee to satisfy the eligibility conditions in Section
3.1.1. Once an employee has been determined pursuant to this Section 3.1.3 to be a Covered Employee, his status as a Covered Employee shall continue until the earlier to occur of (i) his incurrence of a Termination of Service; or (ii) the revocation of his Covered Employee status pursuant to Section 3.1.5 or Section 4.8.

      3.1.4 COMMENCEMENT OF PARTICIPATION. Each employee of the Company who is designated as a Covered Employee by the Board of Directors or the Committee pursuant to Section 3.1.3 (and whose Covered Employee status has not been revoked pursuant to Section 3.1.5 or Section 4.8) shall commence being a Participant who is eligible to make voluntary elections to defer receipt of Cash Compensation, Performance Share Awards, Stock Option Gains, or Restricted Stock Awards, effective as of the latest of (i) the date determined by the Committee;
(ii) the date the employee is formally notified of his designation as a Covered Employee and his eligibility to participate in the Plan; or (iii) the date the Covered Employee first files a Cash Compensation Deferral Agreement (provided that such Deferral Agreement is filed during an applicable Enrollment Period), a Performance Share Award Deferral Agreement, or a Stock Option Gain Deferral Agreement (including all related forms required by the Committee to accompany such Deferral Agreement) with the Committee.

      3.1.5 REVOCATION OF COVERED EMPLOYEE STATUS. Prior to any Deferral Period, the Board of Directors or the Committee may revoke the designation of Covered Employee status for an employee pursuant to Section 4.8.1 or on such other grounds as the Board of Directors or the Committee reasonably determines to be appropriate with respect to the Covered Employee's


ARTICLE 3                               16         ELIGIBILITY AND PARTICIPATION

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


ability to defer Cash Compensation, Performance Share Awards, Stock Option Gains, or Restricted Stock Awards during such Deferral Period and all following Deferral Periods unless and until the employee is again designated as a Covered Employee pursuant to Section 3.1.3; provided, however, that no such revocation shall adversely affect any amounts previously deferred by such Covered Employee under the Plan. The Board of Directors or the Committee may also revoke the designation of Covered Employee status for an employee pursuant to the provisions of Section 4.8.2.

      3.1.6 401(K) MAKE-UP CONTRIBUTIONS. Effective January 1, 2002, eligibility to receive an allocation of 401(k) Make-Up Contributions shall be limited to Covered Employees who (i) are Participants (within the meaning of Section 3.1.4); (ii) are employed by AT&T Wireless on the last day of the Plan Year to which the allocation relates; and (iii) satisfy all applicable 401(k) Plan eligibility criteria.

3.2. MANDATORY PARTICIPATION BY SENIOR EXECUTIVES

      In addition to voluntarily participating in the Plan in accordance with
Section 3.1, Senior Executives are required to participate in the Plan as set forth below:

      3.2.1 ELIGIBILITY CONDITIONS FOR MANDATORY DEFERRALS. The Committee (or its delegate) will monitor the Total Compensation of each Senior Executive. If the Committee estimates that a Senior Executive's Total Compensation will exceed one million dollars ($1,000,000) for a taxable year, the Senior Executive (i) shall immediately thereafter become a Participant in the Plan (if he has not already become a Participant through the voluntary participation provisions of
Section 3.1); and (ii) shall be subject to the Mandatory Deferral provisions of the Plan with respect to his Total Compensation for that taxable year. Once a Senior Executive has become subject to Mandatory Deferral for a taxable year, he shall continue thereafter to be subject to Mandatory Deferral in all subsequent taxable years during which he (i) is a Senior Executive; and (ii) has Total Compensation that would, but for the application of the Mandatory Deferral provisions of the Plan, exceed one million dollars ($1,000,000) for the taxable year.

      3.2.2 SUBMISSION OF MANDATORY DEFERRAL AGREEMENT. A Senior Executive who, pursuant to Section 3.2.1 becomes a Participant in the Plan and is made subject to the Mandatory Deferral provisions of the Plan, shall execute and file a Mandatory Deferral Agreement as provided for in Section 4.7.


ARTICLE 3                               17         ELIGIBILITY AND PARTICIPATION

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                     ARTICLE
                                       4.
                               DEFERRAL ELECTIONS

4.1. CATEGORIES OF DEFERRALS - VOLUNTARY AND MANDATORY

      A Covered Employee may make voluntary deferrals of Cash Compensation (pursuant to Section 4.2), Stock Option Gains (pursuant to Section 4.4), Performance Share Awards (pursuant to Section 4.5), and Restricted Stock Awards (pursuant to Section 4.6). A Covered Employee who is a Senior Executive and who has been determined (pursuant to Section 3.2.1) to be subject to Mandatory Deferrals shall make Mandatory Deferrals (pursuant to Section 4.7).

4.2. DEFERRAL OF CASH COMPENSATION

      A Covered Employee's election to defer Cash Compensation shall be subject to the following conditions:

      4.2.1 TRANSITION RULES. Any Cash Compensation Deferral Agreement made by a Covered Employee that was in effect as of December 31, 2001, shall continue to be in effect as of January 1, 2002.

      4.2.2 PROVISION OF CASH COMPENSATION DEFERRAL AGREEMENTS TO COVERED EMPLOYEES. During each Enrollment Period (including a special Enrollment Period for a Newly-Eligible Covered Employee, when applicable) of every Plan Year, the Committee shall provide each Covered Employee with a Cash Compensation Deferral Agreement for the deferral of Salary or Bonus, as applicable, during the immediately following Deferral Period.

      4.2.3 CONTENT OF CASH COMPENSATION DEFERRAL AGREEMENTS. Each Cash Compensation Deferral Agreement shall specify (i) the amount of the Participant's Salary or Bonus (as applicable) to be deferred during the applicable Deferral Period as a whole percentage of Salary or Bonus (the Participant may designate a different percentage of Salary and Bonus to be deferred under the Plan) during the same Deferral Period; (ii) the portion of each amount of deferred Salary or Bonus that shall be allocated among the various Deferred Cash Compensation Accounts (except that no deferral shall be made to any Deferred Cash Compensation Account at the same time that a distribution is to be made from that Account); (iii) the Participant's agreement to be bound by the terms of the Plan; and (iv) such other information as is deemed necessary by the Committee for the efficient administration of the Plan. All deferrals of Salary shall be made in approximately equal amounts over the applicable Deferral Period.

      4.2.4 TIME AND MANNER FOR SUBMISSION OF CASH COMPENSATION DEFERRAL AGREEMENTS. A separate Cash Compensation Deferral Agreement shall be filed by a Participant with respect to the deferral of Salary or Bonus payable by a Participating Company to such Participant during each applicable Deferral Period. Each Cash Compensation Deferral Agreement must be filed with the Committee in the form and manner acceptable to the Committee. Except in the case of a Newly-Designated Covered Employee who has been granted a special Enrollment Period by the


ARTICLE 4                              18                     DEFERRAL ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


Committee, a Covered Employee's Cash Compensation Deferral Agreement (relating to the deferral of Salary, Bonus, or both) must be filed with the Committee during the applicable Enrollment Period. The Cash Compensation Deferral Agreement (whether applicable to the deferral of Salary, Bonus, or both) of a Newly-Designated Covered Employee who has been granted a special Enrollment Period by the Committee must be filed with the Committee during the applicable special Enrollment Period. Failure to timely file a Cash Compensation Deferral Agreement during the applicable Enrollment Period shall preclude the Covered Employee from deferring any Salary or Bonus, as applicable, during the Deferral Period that follows immediately after the end of the applicable Enrollment Period.

      4.2.5 EFFECTIVE DATE OF CASH COMPENSATION DEFERRAL AGREEMENTS. The effective date of a Covered Employee's Cash Compensation Deferral Agreement shall be as follows:

            (a) A Cash Compensation Deferral Agreement filed for the deferral of Salary during a normal Enrollment Period in December of a Plan Year shall become effective as of the immediately following January 1 and shall be applicable to the Covered Employee's Salary earned and payable during the Deferral Period that begins on such January 1.

            (b) A Cash Compensation Deferral Agreement filed for the deferral of Salary during a special Enrollment Period (if any) established during a Plan Year for a Newly-Designated Covered Employee shall become effective on the first day immediately following the end of the special Enrollment Period and shall be applicable to the Covered Employee's Salary earned and payable during the Deferral Period that begins on such date.

            (c) A Cash Compensation Deferral Agreement filed for the deferral of Bonus during the normal Enrollment Period in July of a Plan Year or a special Enrollment Period (if any) designated during a Plan Year for a Newly-Designated Covered Employee shall become effective as of the immediately following January 1 and shall be applicable to the Covered Employee's Bonus payable during the Deferral Period that begins on such January 1.

All Cash Compensation Deferral Agreements shall automatically expire (if not terminated earlier pursuant to Section 4.2.11, Section 4.3.4, or Section 4.8.2) as of the last day of the Deferral Period to which the Cash Compensation Deferral Agreement is applicable.

      4.2.6 VALUATION FUND ALLOCATIONS. At the time the Covered Employee files his Cash Compensation Deferral Agreement with the Committee, the Participant shall specify on a separate form (known as the "Valuation Fund Allocation Form"), to be filed with the Committee, the Participant's initial Valuation Fund Allocation for the amounts deferred under the Cash Compensation Deferral Agreement and allocable to each Deferred Cash Compensation Account.

      4.2.7 MINIMUM AND MAXIMUM DEFERRAL AMOUNTS - SALARY. A Covered Employee may elect to defer from a minimum of five percent (5%) to a maximum of eighty percent (80%) of each payment of his Salary.


ARTICLE 4                              19                     DEFERRAL ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


      4.2.8 MINIMUM AND MAXIMUM DEFERRAL AMOUNTS - BONUS. A Covered Employee may elect to defer from a minimum of ten percent (10%) to a maximum of one hundred percent (100%) of each payment of his Bonus.

      4.2.9 PAYMENT OF PAYROLL TAXES. In the event FICA and all other payroll-related taxes cannot be paid from a Covered Employee's nondeferred Cash Compensation, the amount of a Covered Employee's deferred Cash Compensation shall be reduced until the Company can make all FICA and other payroll-related tax payments for the Covered Employee from the Covered Employee's nondeferred Cash Compensation.

      4.2.10 IRREVOCABILITY OF CASH COMPENSATION DEFERRAL AGREEMENTS. Once a Participant has filed a Cash Compensation Deferral Agreement with the Committee, that Deferral Agreement shall remain in effect for the applicable Deferral Period and shall be irrevocable throughout such Deferral Period, except as provided by Section 4.3, Section 4.8, Section 6.10, and Section 6.11.

      4.2.11 TERMINATION OF CASH COMPENSATION DEFERRAL AGREEMENTS. All of a Participant's Cash Compensation Deferral Agreements shall automatically terminate (on a prospective basis only) if the Participant (i) suffers a Disability; or (ii) incurs a Termination of Service.

      4.2.12 DEFAULTS IN THE EVENT OF INCOMPLETE OR INACCURATE CASH COMPENSATION DEFERRAL AGREEMENTS. In the event that a Covered Employee files a Cash Compensation Deferral Agreement with the Committee that contains information necessary to the effective operation of the Plan which, in the sole discretion of the Committee, is incomplete or inaccurate, the Committee shall be authorized to make the applicable assumptions (if any) set forth in Appendix "D".

4.3. EMERGENCY BENEFIT; WAIVER OF DEFERRALS

      4.3.1 PAYMENT OF EMERGENCY BENEFIT. In the event that the Committee, upon written petition of the Participant (or the Beneficiary of a deceased Participant), determines that the Participant (or the Beneficiary of a deceased Participant) has suffered an unforeseeable financial emergency (as defined in
Section 4.3.3), the Company shall pay to the Participant (or the Beneficiary of a deceased Participant), as soon as possible following such determination, an amount from any of the Participant's (or Beneficiary's) Deferred Cash Compensation Accounts not in excess of the amount necessary to satisfy the unforeseeable financial emergency. If the amount necessary to satisfy the unforeseeable financial emergency is less than Ten Thousand dollars ($10,000), no payment shall be made under this Section 4.3.

      4.3.2 WAIVER OF CASH COMPENSATION DEFERRAL AGREEMENT. In the event that the Committee, upon written petition of the Participant, determines that the Participant has suffered an unforeseeable financial emergency (as defined in Section 4.3.3), the Committee may grant a waiver of a Participant's Cash Compensation Deferral Agreement to defer a stated amount of Salary or Bonus. The waiver of a Participant's Cash Compensation Deferral Agreement pursuant


ARTICLE 4                              20                     DEFERRAL ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


to this Section 4.3.2 may be in addition to or in lieu of the payment of an emergency benefit to a Participant pursuant to Section 4.3.1.

      4.3.3 DEFINITION OF UNFORESEEABLE FINANCIAL EMERGENCY. For purposes of
Section 4.3, an "unforeseeable financial emergency" is an unanticipated emergency that is caused by an event beyond the control of the Participant (or the Beneficiary of a deceased Participant) and that would result in severe financial hardship to the individual if the emergency distribution were not permitted. An unforeseeable financial emergency does not include changes in Earnings crediting rates under the Plan or changes in the financial status of the Company.

      4.3.4 SUSPENSION OF RIGHT TO MAKE DEFERRALS. Any Participant who receives an emergency benefit distribution pursuant to Section 4.3.1 must cease all voluntary deferrals of Cash Compensation under the Plan effective as of the date of the emergency benefit distribution and may not resume or elect to make any new voluntary deferrals of Cash Compensation under the Plan until the first Deferral Period beginning at least twelve (12) months following receipt of the emergency benefit distribution.

4.4. STOCK OPTION GAIN DEFERRAL

      4.4.1 STOCK OPTION GAIN DEFERRAL ELECTION. A Covered Employee can elect to defer receipt of Net Shares of AWS Stock resulting from an exercise of an exercisable Stock Option Grant awarded to the Covered Employee if (i) the Covered Employee files a Stock Option Gain Deferral Agreement with the Committee at least six (6) months in advance of the Covered Employee's exercise of the stock option; (ii) such Covered Employee pays, through an attestation acceptable to the Committee, the exercise price in shares of AWS Stock that is non-compensable or that the Covered Employee owns and has owned continuously for the six (6) month period ending on the date of exercise of the stock option; and
(iii) such Covered Employee complies with all other rules related to the deferral of Stock Option Gains that the Committee may establish. A Stock Option Gain Deferral Agreement shall expire at any time elected by a Covered Employee and shall automatically be terminated (only on a prospective basis with respect to subsequent stock option exercises) on a Covered Employee's termination of employment, on a Change in Control, or at any other time determined by the Committee. At the time the Covered Employee files the Stock Option Gain Deferral Agreement with the Committee, the Covered Employee can also choose to use some of the shares subject to the stock option to satisfy any FICA or any other taxes due upon the stock option exercise.

      4.4.2 CONTENTS OF STOCK OPTION GAIN DEFERRAL AGREEMENT. A Stock Option Gain Deferral Agreement shall be made in writing and in such form and manner as may be prescribed by the Committee. The Stock Option Gain Deferral Agreement shall specify such items as the Committee may reasonably require, including without limitation (i) the identity of the Stock Option Grant that is subject to the deferral election (by reference to the grant date, the number of shares granted, and the exercise price); (ii) the expiration date (if any) of the Stock Option Gain Deferral Agreement; (iii) the time and form of payment from the Participant's Deferred Shares Account; and (iv) whether any shares from the Stock Option Grant will be withheld to pay FICA or other taxes as set forth in
Section 6.12.


ARTICLE 4                              21                     DEFERRAL ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


      4.4.3 DEFERRAL OF NET SHARES. A Stock Option Gain Deferral Agreement may expire according to its terms. A Covered Employee may choose to defer receipt of all or only a portion of the Net Shares to be received upon exercise of the Stock Option Grant; provided, however, that an award will not be deferred if it will expire, by its terms, before the end of the six (6) month period commencing with the date that the Stock Option Gain Deferral Agreement is filed with the Committee. If only a portion of the Net Shares is deferred, the portion of the Net Shares that is not deferred will be distributed under the LTIP or such other long term incentive plan of AT&T Wireless as may be in effect at the time of exercise. If a Stock Option Grant, as to which a Covered Employee has made a Stock Option Gain Deferral Agreement, terminates prior to the exercise date selected by the Covered Employee, or if the Covered Employee dies or fails to deliver personally owned shares in payment of the exercise price, then the Covered Employee's Stock Option Gain Deferral Agreement shall not become effective. Upon exercise of a Stock Option Grant covered by a properly filed Stock Option Gain Deferral Agreement, the Company shall not deliver the shares of AWS Stock. Following such deferral election, the number of deferred shares of AWS Stock will be credited as Share Equivalents under the Covered Employee's Deferred Shares Account under the Plan. The Committee may establish additional procedures to effect the deferral of Stock Option Gains.

      4.4.4 SHARE EQUIVALENTS. The deferred amounts of Net Shares will be treated as though invested in Share Equivalents, and the Company's liability must be satisfied in shares of AWS Stock.

      4.4.5 AT&T WIRELESS SERVICES, INC. LONG TERM INCENTIVE PLAN. The Plan governs the deferral of receipt of AWS Stock issuable upon the exercise of stock options for AWS Stock. The stock options are governed by the LTIP or such other AT&T Wireless long term incentive plan under which they are granted. No stock options or shares of AWS Stock are authorized to be issued under the Plan. No Participant who elects under the Plan to defer the receipt of AWS Stock issuable upon the exercise of stock options will have any rights as a stockholder of AT&T Wireless with respect to allocations of Share Equivalents made to his Deferred Shares Account, except the right to receive Dividend Equivalent allocations under Section 5.3.5.

4.5. DEFERRAL OF PERFORMANCE SHARE AWARDS

      4.5.1 ELECTION TO DEFER PERFORMANCE SHARE AWARD. Each Covered Employee who is covered under the LTIP may elect, no later than December 31 of the Plan Year preceding the Plan Year in which a Performance Share Award would otherwise be payable, to defer receipt of not less than ten percent (10%) or more than eighty percent (80%) of a Performance Share Award. A Covered Employee may make such an election by filing a Performance Share Award Deferral Agreement with the Committee.

      4.5.2 CONTENTS OF PERFORMANCE SHARE AWARD DEFERRAL AGREEMENT. A Performance Share Award Deferral Agreement shall be made in writing and in such form and manner as may be prescribed by the Committee. The Performance Share Award Deferral Agreement shall specify such items as the Committee may reasonably require, including without limitation (i) the identity of the Performance Share Award that is subject to the deferral election


ARTICLE 4                              22                     DEFERRAL ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


(by reference to the award date); and (ii) the expiration date of the Performance Share Award Deferral Agreement (if any).

4.6. DEFERRAL OF RESTRICTED STOCK AWARDS

      4.6.1 ELECTION TO DEFER RESTRICTED STOCK AWARDS. Each Covered Employee may elect, no later than the day preceding the beginning of the earliest service period that contains the vesting date for a Restricted Stock Award, to defer receipt of not less than five percent (5%) or more than one hundred percent (100%) of a Restricted Stock Award. A Covered Employee may make such election by filing a Restricted Stock Deferral Agreement.

      4.6.2 CONTENTS OF RESTRICTED STOCK DEFERRAL AGREEMENT. A Restricted Stock Deferral Agreement shall be made in writing and in such form and manner as may be prescribed by the Committee. The Restricted Stock Deferral Agreement shall specify such items as the Committee may reasonably require, including without limitation (i) the identity of the Restricted Stock Award that is subject to the deferral election (by reference to the award date); and (ii) the expiration date of the Restricted Stock Deferral Agreement (if any).

4.7. MANDATORY DEFERRALS

      4.7.1 MANDATORY DEFERRAL AGREEMENTS. A Senior Executive who has been determined pursuant to Section 3.2.1 to be subject to the Mandatory Deferral provisions of the Plan shall execute and file a Mandatory Deferral Agreement with the Committee in such form and manner as may be required by the Committee. The Mandatory Deferral Agreement shall provide for the Senior Executive's consent to the deferral of Total Compensation for the taxable year during which the Senior Executive is first determined pursuant to Section 3.2.1 to be subject to Mandatory Deferrals (and all future taxable years while he continues to be a Senior Executive), to the extent the Senior Executive's Total Compensation for the particular taxable year would, but for the application of the Mandatory Deferral provisions of the Plan, exceed one million dollars ($1,000,000). The Mandatory Deferral Agreement shall further provide for the Senior Executive's Mandatory Deferrals to be bound by the terms of the Plan and such other rules and procedures deemed advisable by the Committee. A Mandatory Deferral Agreement shall be effective as of the first pay period in the first taxable year during which the Senior Executive's Total Compensation would, but for the application of the Mandatory Deferral provisions of the Plan, exceed one million dollars ($1,000,000) for the taxable year. Except for changes in the form of payment election made pursuant to Section 6.7, a Senior Executive's Mandatory Deferral Agreement (i) shall continue to be effective for all Plan Years that the Participant is a Senior Executive; and (ii) shall be irrevocable until the Senior Executive has received distribution of all his Accounts under the Plan.

      4.7.2 PRIORITY FOR MANDATORY DEFERRALS. A Senior Executive who is subject to Mandatory Deferrals for a particular taxable year shall have his Total Compensation (to the extent not otherwise deferred herein) reduced in the following order of priority until his Total Compensation for the taxable year does not exceed one million dollars ($1,000,000):


ARTICLE 4                              23                     DEFERRAL ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


            (a) Up to one hundred percent (100%) of the Restricted Stock Award, less the FICA tax or any other taxes that may be due thereon (if a Senior Executive is entitled to one or more Restrictive Stock Awards during the taxable year that individually or collectively include both restricted stock and restricted stock units, the restricted stock shall be deferred prior to the restricted stock units);

            (b) Up to one hundred percent (100%) of the Performance Share Award, less the FICA tax or any other taxes that may be due thereon;

            (c) Up to one hundred percent (100%) of the exercised Stock Option Grant, less the FICA tax or any other taxes that may be due thereon;

            (d) Up to one hundred percent (100%) of the Annual Incentive Compensation, less the FICA tax or any other taxes that may be due thereon;

            (e) Up to one hundred percent (100%) of the Retention Incentive Award; and

            (f) Up to one hundred percent (100%) of annual Salary, less the FICA tax or any other taxes that may be due thereon.

The entire amount by which a Senior Executive's Total Compensation is reduced pursuant to this Section 4.7.2 shall be automatically deferred under the Plan. Any portion of a Restricted Stock Award that is deferred pursuant to this
Section 4.7.2 shall be credited to the Senior 'Executive's Deferred Shares Account. Notwithstanding any other provision of the Plan to the contrary, (i) no compensation that is performance-based within the meaning of Section 162(m)(4)(C) of the Code shall be subject to the Mandatory Deferral provisions of the Plan; and (ii) the Mandatory Deferral for a Senior Executive in any Plan Year shall not be less than Ten Thousand dollars ($10,000) in the aggregate.

4.8. CHANGE IN EMPLOYMENT STATUS

      4.8.1 CHANGE IN EMPLOYMENT STATUS DUE TO JOB PERFORMANCE. If the Committee determines that a Participant's employment performance is no longer at a level that warrants reward through continued participation in the Plan, but does not terminate the Participant's employment with Company, then (i) the Participant shall be notified of the Committee's determination; (ii) the Participant's status as a Covered Employee shall be revoked; (iii) the Participant's existing Cash Compensation Deferral Agreements shall terminate at the end of the applicable Deferral Period; and (iv) no new Cash Compensation Deferral Agreements may be made by such Participant after notice of such determination is given to such Participant by the Committee, unless the Participant is subsequently determined to satisfy the eligibility requirements of Section 3.1.1 and designated as a Covered Employee pursuant to Section 3.1.3.

      4.8.2 CHANGE IN EMPLOYMENT STATUS UNDER ERISA. If the Committee determines that the Participant no longer qualifies as a member of a "select group of management or highly compensated employees" within the meaning of Title I of ERISA, the Committee may institute one or more of the following actions: (i) revoke the Participant's Covered Employee status;


ARTICLE 4                              24                     DEFERRAL ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


(ii) terminate any of the Participant's Cash Compensation Deferral Agreements for that Deferral Period; (iii) terminate any of the Participant's Stock Option Gain Deferral Agreements, Performance Share Award Deferral Agreements, or Restricted Stock Deferral Agreements; (iii) prohibit the Participant from making any future Cash Compensation Deferral Agreements, Stock Option Gain Deferral Agreements, Performance Share Award Deferral Agreements, or Restricted Stock Deferral Agreements; (iv) immediately cease, on a prospective basis, any allocation of 401(k) Make-Up Contributions; and (v) distribute the Participant's Deferred Cash Compensation Accounts, Deferred Shares Account, or 401(k) Make-Up Contributions Account in accordance with Article 6 as if the Participant had incurred a Termination of Service as of that time.

                                     ARTICLE
                                       4A.
                          401(K) MAKE-UP CONTRIBUTIONS

4A.1. CONTRIBUTION AMOUNT

      Effective January 1, 2002, a Covered Employee who satisfies the eligibility criteria of Section 3.1.6 on each day of a Plan Year shall receive an allocation of 401(k) Make-Up Contributions for such Plan Year equal to the total of the following amounts:

      (a) the Matching Contributions (within the meaning of the 401(k) Plan) that the Covered Employee would have received under the 401(k) Plan for such Plan Year, but for the limitations imposed by Sections 401(a)(17) and 415 of the Code; and

      (b) the Fixed Contributions and Employer Discretionary Profit Sharing Contributions (within the meaning of the 401(k) Plan) that the Covered Employee would have received under the 401(k) Plan for such Plan Year, but for the limitations imposed by Sections 401(a)(17) and 415 of the Code.

4A.2. PARTIAL YEAR CONTRIBUTIONS

      Effective January 1, 2002, a Covered Employee who satisfies the eligibility criteria of Section 3.1.6 on the last day of a Plan Year, but not on each day of the Plan Year, shall receive an allocation of 401(k) Make-Up Contributions equal to the product of (i) the contribution amount determination under Section 4A.1; and (ii) a fraction, the numerator of which is the number of days during the Plan Year in which the Covered Employee satisfied the eligibility criteria of Section 3.1.6 and the denominator of which is 365.

4A.3. VALUATION FUND ALLOCATIONS

      The Valuation Fund Allocation for the amounts allocated to a Participant's 401(k) Make-Up Contributions Account shall made in accordance with Section 5.5.3.


ARTICLE 4                              25                     DEFERRAL ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                     ARTICLE
                                       5.
                              ACCOUNTS AND EARNINGS

5.1. DEFERRED BENEFIT ACCOUNTS

      5.1.1 MAPPING OF DEFERRED BENEFIT ACCOUNTS. As of August 1, 2001, any Participant or Beneficiary who has one or more Deferred Benefit Accounts in the Plan (including any Deferred Benefit Account that is in pay status as of July 31, 2001), shall have all of his Deferred Benefit Accounts mapped to one or more Retirement Accounts or one or more In-Service Withdrawal Accounts, as applicable, on the basis of the Retirement Distribution Elections and In-Service Withdrawal Elections that are in effect as of July 31, 2001, for any such Deferred Benefit Account. The mapping of all of a Participant's Deferred Benefit Accounts shall be performed in accordance with the mapping principles set forth in Appendix "B".

      5.1.2 RESTRICTIONS ON REALLOCATION OF MAPPED DEFERRED BENEFIT ACCOUNT BALANCES. Amounts associated with any Retirement Distribution Election that are mapped to one of a Participant's Retirement Accounts in accordance with Section
5.1.1 and the mapping principles set forth in Appendix "B" cannot thereafter be transferred (i) to the Participant's other Retirement Account (if any); (ii) to either of the Participant's In-Service Withdrawal Accounts (if any); or (iii) to the Participant's Deferred Shares Account (if any). Amounts associated with any In-Service Withdrawal Election that are mapped to one of the Participant's In-Service Withdrawal Accounts in accordance with Section 5.1.1 and the mapping principles set forth in Appendix "B" cannot thereafter be transferred (i) to the Participant's other In-Service Withdrawal Account (if any); (ii) to either of the Participant's Retirement Accounts (if any); or (iii) to the Participant's Deferred Shares Account (if any).

      5.1.3 MAPPED DEFERRED CASH COMPENSATION ACCOUNTS IN PAY STATUS ON AUGUST 1, 2001. Following completion of the mapping process as provided for in Section 5.1.1, the Committee shall make a determination as to whether one or more of a Participant's Retirement Accounts or In-Service Withdrawal Accounts is in pay status as of August 1, 2001. The following provisions shall apply to each (if any) of a Participant's Retirement Accounts or In-Service Withdrawal Accounts that is determined to be in pay status as of August 1, 2001:

            (a) Payments of benefits shall be made from any such Retirement Account or In-Service Withdrawal Account on and after August 1, 2001 in accordance with the form of benefit payment determined through application of the mapping principles set forth in Appendix "B";

            (b) No new deferrals of Cash Compensation shall be credited to any such Retirement Account or In-Service Withdrawal Account;


ARTICLE 5                              26                  ACCOUNTS AND EARNINGS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


            (c) The Participant or Beneficiary shall be allowed to make and change Valuation Fund Allocations with respect to such Retirement Account or In-Service Withdrawal Account in accordance with Section 5.4.5; and

            (d) The Retirement Account or In-Service Withdrawal Account shall be credited with Earnings in accordance with Section 5.4.4(c).

5.2. DEFERRED CASH COMPENSATION ACCOUNTS

      5.2.1 ESTABLISHMENT OF DEFERRED CASH COMPENSATION ACCOUNTS. The Cash Compensation deferred by a Participant under the Plan and any Earnings thereon shall be credited to the Participant's Deferred Cash Compensation Accounts. Separate Accounts may be maintained on the books of the Company in the name of the Participant to reflect the different types of Deferred Cash Compensation Accounts described in Section 5.2.2 that are chosen by the Participant (or otherwise established through the mapping process provided for in Section 5.1.1), and the Participant shall designate the portion of each deferral of Cash Compensation that is to be credited to his respective Deferred Cash Compensation Accounts. The Deferred Cash Compensation Accounts established and maintained under the Plan shall be used solely to calculate the amount payable to the respective Participants under the Plan and shall not constitute a separate fund of assets. Each Deferred Cash Compensation Account established for a Participant shall be denominated on a monetary basis.

      5.2.2 TYPES OF DEFERRED CASH COMPENSATION ACCOUNTS. Subject to the terms of the Cash Compensation Deferral Agreement made by a Participant and, if applicable, the application of the mapping principles provided for in Section
5.1.1 and the mapping principles in Appendix "B", the Committee shall establish and maintain up to two (2) Retirement Accounts and up to two (2) In-Service Withdrawal Accounts for any Participant.

      5.2.3 INITIAL ACCOUNT CREDIT BALANCES. Any Participant or Beneficiary who had a balance under the Prior Plan as of July 31, 2001, that is subject to the Account mapping process in Section 5.1.1, shall have an initial credit balance as of August 1, 2001, in one or more Retirement Accounts or one or more In-Service Withdrawal Accounts, as applicable, in such amounts as may be determined through the application of the mapping process in Section 5.1.1 and the mapping principles in Appendix "B".

      5.2.4 PROCEDURES FOR CREDITING DEFERRED CASH COMPENSATION. The amount of Salary or Bonus that a Participant elects to defer in his Cash Compensation Deferral Agreement shall cause an equivalent reduction in the amount of the Participant's Salary or Bonus, as applicable, which is otherwise payable to the Participant during the applicable Deferral Period. A Participant's deferred Salary or Bonus shall be credited to each Deferred Cash Compensation Account designated by the Participant in his Cash Compensation Deferral Agreement within fifteen (15) days after the last day of the month during which the deferred Cash Compensation would have otherwise been payable to the Participant. Any withholding of taxes or other amounts with respect to deferred Cash Compensation that is required by local, state, or federal law shall be withheld from the corresponding nondeferred portion of the Participant's Cash Compensation to the maximum extent possible, and any remaining amount shall reduce the


ARTICLE 5                              27                  ACCOUNTS AND EARNINGS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


amount credited to the Participant's Deferred Cash Compensation Account in a manner determined by the Committee.

      5.2.5 DETERMINATION OF DEFERRED CASH COMPENSATION ACCOUNT VALUES. Each of a Participant's Deferred Cash Compensation Accounts as of the close of each Determination Date shall consist of the balance of the particular Deferred Cash Compensation Account as of the immediately preceding Determination Date, adjusted as follows:

            (a) NEW DEFERRALS OF CASH COMPENSATION. Each Deferred Cash Compensation Account shall be increased by any deferred Cash Compensation credited to such Account in accordance with Section 5.2.4 since the prior Determination Date in the proportion designated by the Participant in his Cash Compensation Deferral Agreement, except that no amount of new deferrals of Cash Compensation shall be credited to an Account at the same time that a distribution or withdrawal is to be made from that same Account.

            (b) DISTRIBUTIONS AND WITHDRAWALS. Each Deferred Cash Compensation Account shall be reduced by the amount of each benefit payment made from that Account pursuant to Article 6 since the prior Determination Date. Benefit payments (whether distributions or withdrawals) shall be deemed to have been made proportionally from each of the Valuation Funds to which such Deferred Cash Compensation Account is allocated, based on the proportion that such Valuation Fund bears to the sum of all Valuation Funds among which such Account is allocated by that Participant as of the Determination Date immediately preceding the date of payment.

            (c) EARNINGS. Each Deferred Cash Compensation Account shall be increased or decreased by the Earnings credited to such Account since the prior Determination Date as though the balance of that Account had been invested in the applicable Valuation Funds designated by the Participant in his Valuation Fund Allocation applicable to the accounts on such Determination Date.

      5.2.6 RESTRICTIONS ON REALLOCATIONS AMONG ACCOUNTS. Once an amount of Cash Compensation deferred by a Participant under the Plan and any Earnings thereon have been credited to one of the Participant's Deferred Cash Compensation Accounts, such amount may not be thereafter be reallocated, transferred, or credited to another one of the Participant's Deferred Cash Compensation Accounts or to the Participant's Deferred Shares Account (if any).

5.3. DEFERRED SHARES ACCOUNT

      5.3.1 ESTABLISHMENT OF DEFERRED SHARES ACCOUNT. The Committee shall establish a Deferred Shares Account for each Participant who makes a Stock Option Gain Deferral Agreement, a Performance Share Award Deferral Agreement, or a Restricted Stock Deferral Agreement.

      5.3.2 PERFORMANCE SHARE CREDITS. The Participant's Deferred Shares Account shall be credited with the number of Share Equivalents equal to the number of shares of AWS Stock the


ARTICLE 5                              28                  ACCOUNTS AND EARNINGS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


Participant would have otherwise received had he not made an election pursuant to Section 4.5.1 to defer a portion of his Performance Share Award.

      5.3.3 STOCK OPTION DEFERRAL CREDITS. The Participant's Deferred Shares Account shall be credited with the number of Share Equivalents equal to the Net Shares deferred, as of the date of the stock option exercise.

      5.3.4 RESTRICTED STOCK DEFERRAL CREDITS. The Participant's Deferred Shares Account shall be credited with the number of Share Equivalents equal to the number of share of AWS Stock the Participant would have otherwise received had he not made an election pursuant to Section 4.6.1 to defer a portion of his Restricted Stock Award.

      5.3.5 DIVIDEND EQUIVALENTS. Dividend Equivalents equal to one hundred percent (100%) of the dividends payable on AWS Stock shall be credited to a Participant's Deferred Shares Account based on the number of Share Equivalents held in such Participant's Deferred Shares Account on the particular AWS Stock dividend date. Dividend Equivalents credited to the Deferred Shares Account shall be reinvested in Share Equivalents based on the Fair Market Value of AWS Stock on the particular dividend date. No fractional Share Equivalents will be credited.

      5.3.6 NO ALLOCATION AMONG VALUATION FUNDS. The balance in a Participant's Deferred Shares Account shall be credited with Share Equivalents at all times. A Participant's Deferred Shares Account is not eligible to be allocated among one or more Valuation Funds or credited with Earnings based on any Valuation Fund Allocation.

      5.3.7 DILUTION AND OTHER ADJUSTMENTS. In the event of any change in the outstanding shares of AWS Stock by reason of any stock dividend, stock split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee shall make the appropriate adjustment in each Participant's Deferred Shares Account. If any such adjustment shall result in a fractional share, such fraction shall be disregarded. Such adjustments made by the Committee shall be conclusive and binding for all purposes of the Plan.

5.4. 401(K) MAKE-UP CONTRIBUTIONS ACCOUNT

      5.4.1 ESTABLISHMENT OF ACCOUNT. The Committee shall establish a 401(k) Make-Up Contributions Account for each Participant who receives an allocation of 401(k) Make-Up Contributions.

      5.4.2 TIMING OF CONTRIBUTIONS. Contributions under Sections 4A.1 and 4A.2 for a Plan Year shall be allocated to a Covered Employee's 401(k) Make-Up Contributions Account on an annual basis as determined by AT&T Wireless, but in no event later than the due date for filing AT&T Wireless's federal income tax return for such Plan Year (including extensions).

      5.4.3 PAYMENT OF PAYROLL TAXES. FICA and all other payroll-related taxes related to 401(k) Make-Up Contributions shall be paid from a Participant's nondeferred Cash


ARTICLE 5                              29                  ACCOUNTS AND EARNINGS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


Compensation when due. In the event such payment cannot be made, the vested amount in the Participant's 401(k) Make-Up Contributions Account shall be reduced until the Company can make all FICA and other payroll-related tax payments.

      5.4.4 DETERMINATION OF ACCOUNT VALUES. A Participant's 401(k) Make-Up Contributions Account as of the close of each Determination Date shall consist of the balance of such Account as of the immediately prior Determination Date, adjusted as follows:

            (a) NEW 401(K) MAKE-UP CONTRIBUTIONS. Such Account shall be increased by any 401(k) Make-Up Contributions allocated to such Account in accordance with Section 5.4.2 since the prior Determination Date.

            (b) DISTRIBUTIONS AND WITHDRAWALS. Such Account shall be reduced by the amount of each benefit payment made from such Account pursuant to
      Article 6 since the prior Determination Date. Benefit payments (whether distributions or withdrawals) shall be deemed to have been made proportionally from each of the Valuation Funds to which such Account is allocated, based on the proportion that such Valuation Fund bears to the sum of all Valuation Funds among which such Account is allocated by that Participant as of the Determination Date immediately prior to the date of payment.

            (c) EARNINGS. Such Account shall be increased or decreased by the Earnings credited to such Account since the prior Determination Date as though the balance in such Account had been invested in the applicable Valuation Funds, identified pursuant to Section 4A.3, on the Determination Date.

      5.4.5 RESTRICTIONS ON REALLOCATIONS AMONG ACCOUNTS. Once an amount has been allocated to a Participant's 401(k) Make-Up Contributions Account, such amount may not thereafter be reallocated, transferred, or credited to another Account.

5.5. VALUATION FUNDS AND EARNINGS

      5.5.1 PURPOSE OF VALUATION FUNDS. The Committee shall designate one or more Valuation Funds from time to time. The Valuation Funds are used solely to calculate the Earnings that are credited to each Participant's Deferred Cash Compensation Accounts and 401(k) Make-Up Contributions Account in accordance with Article 5, and do not represent, nor should they be interpreted as, investments in the underlying Valuation Funds or convey any beneficiary interest on the part of the Participant or Beneficiary in any asset or other property of the Company. The Valuation Funds are used solely to calculate the Earnings that are credited to each Participant's Deferred Cash Compensation Accounts and 401(k) Make-Up Contributions Account in accordance with Article 5, and do not represent, nor should they be interpreted as, investments in the underlying investment funds or convey any beneficial interest on the part of the Participant or Beneficiary in any asset or other property of the Company. The determination of the increase or decrease in the performance of each Valuation Fund shall be made by the Committee in its reasonable discretion.


ARTICLE 5                              30                  ACCOUNTS AND EARNINGS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


      5.5.2 DETERMINATION OF VALUATION FUNDS TO BE OFFERED TO PARTICIPANTS. The Committee shall have the sole discretion to determine the type, character, and number of Valuation Funds and to select the Valuation Funds to be made available to Participants or Beneficiaries from time to time. The Committee may change or eliminate, on a prospective basis, the Valuation Funds made available hereunder from time to time. The Committee shall periodically distribute (or otherwise communicate) an updated list of the Valuation Funds to Participants and Beneficiaries. The Valuation Funds available to Participants and Beneficiaries under the Plan as of January 1, 2002 are listed in Appendix "C".

      5.5.3 PARTICIPANT VALUATION FUND ALLOCATIONS. A Participant or Beneficiary shall make a Valuation Fund Allocation to designate, at a time and in a manner acceptable to the Committee, one or more Valuation Funds for each of a Participant's Deferred Cash Compensation Accounts for the sole purpose of determining the amount of Earnings to be credited or debited to such Account as if such Account held actual assets and such assets were investment funds underlying the respective Valuation Funds. Such Valuation Fund Allocation shall designate (i) the Deferred Cash Compensation Account to which it applies; (ii) the portion of each Deferred Cash Compensation Account balance that shall be allocated among the available Valuation Funds (in whole percentages); and (iii) the portion of each future deferral of Cash Compensation made to each Deferred Cash Compensation Account that shall be allocated among the available Valuation Funds (in whole percentages). Any Valuation Fund Allocation shall apply to each succeeding deferral of Cash Compensation to a Deferred Cash Compensation Account until such time as the Participant or Beneficiary shall file a new Valuation Fund Allocation applicable to such Deferred Cash Compensation Account with the Committee. If a Participant or Beneficiary fails, for any reason, to make a valid Valuation Fund Allocation for any of his Accounts, the Participant or Beneficiary shall be deemed to have elected the Money Market Valuation Fund for the entire Account balance until such time as the Participant or Beneficiary makes a valid Valuation Fund Allocation. This Section 5.5.3 shall also generally apply to Valuation Fund Allocations with respect to a Participant's 401(k) Make-Up Contributions Account.

      5.5.4 COMMITTEE TO ESTABLISH VALUATION FUND ALLOCATION PROCEDURES. Any Valuation Fund Allocation shall be subject to such rules as the Committee may prescribe, including, without limitation, rules concerning (i) the form, time, and manner for filing the Valuation Fund Allocation with the Committee; (ii) the minimum percentage of the total Deferred Cash Compensation Accounts that may be allocated to any specific Valuation Fund choice; (iii) the frequency of changing Valuation Fund directions by filing a new Valuation Fund Allocation with the Committee; and (iv) the method of crediting Earnings for any portion of a Deferred Cash Compensation Account or 401(k) Make-Up Contributions Account which is not covered by any valid Valuation Fund Allocation.

      5.5.5 CHANGES IN VALUATION FUND ALLOCATION. A Participant or Beneficiary may change his Valuation Fund Allocation for any designated Deferred Cash Compensation Account or 401(k) Make-Up Contributions Account by making a new Valuation Fund Allocation for the particular Account at any time. Any modified Valuation Fund Allocation submitted via the Plan's electronic Internet system and received by the Committee or its designee by 3:00 p.m. Eastern Time shall be effective as of the next succeeding Determination Date. Any modified


ARTICLE 5                              31                  ACCOUNTS AND EARNINGS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


Valuation Fund Allocation submitted to the Committee in paper form shall be effective no later than the third Determination Date after the Determination Date on which such form is received by the Committee.

      5.5.6 NO REQUIREMENT TO FOLLOW INVESTMENT REQUESTS. Neither the Committee nor the Company shall be obligated to comply with, or be liable for the failure to comply with, the investment requests of any Participant or Beneficiary that are made in the form of a Valuation Fund Allocation. The Company shall have sole discretion whether or not to invest any of the Company's funds (whether or not in trust) in the manner requested by the Participant or Beneficiary, from time to time, in his Valuation Fund Allocations. However, Earnings shall be credited based on the Participant's or Beneficiary's Valuation Fund Allocation applicable to his Deferred Cash Compensation Accounts and 401(k) Make-Up Contributions Account, from time to time, whether or not the Committee actually invests funds in accordance with the Participant's or Beneficiary's Valuation Fund Allocation.

      5.5.7 NO REQUIREMENT TO FUND ACCOUNTS. The Company shall not be required to fund its obligations under the Plan in any manner and shall not be required to invest the amounts credited to a Participant's Deferred Cash Compensation Accounts or 401(k) Make-Up Contributions Account in any particular investment, including any Valuation Funds. The Company may, without limitation, purchase life insurance or any security or other property with respect to any or all of its obligations under the Plan. Participants and Beneficiaries shall have no right, title, or interest in any assets held by the Company (or any trust that may be established and maintained pursuant to Section 9.1) by reason of a Participant's participation in the Plan.

5.6. VESTING OF ACCOUNTS

      Each Participant shall at all times be one hundred percent (100%) vested in his Deferred Cash Compensation Accounts and Deferred Shares Account. 401(k) Make-Up Contributions shall be subject to the same vesting schedule as would have applied to the underlying contributions in the 401(k) Plan (Matching Contributions, Fixed Contributions and Employer Discretionary Contributions, as defined in the 401(k) Plan) as of the date such Contributions are allocated to the 401(k) Make-Up Contributions Account.

5.7. PARTICIPANT ACCOUNT STATEMENTS

      Each Participant shall be provided with a statement showing the balance in the Participant's Deferred Cash Compensation Accounts, Deferred Shares Account, and 401(k) Make-Up Contributions Account as of the last day of each calendar quarter. Such statements shall be provided as soon as practicable, but no later than sixty (60) days after the end of each calendar quarter.


ARTICLE 5                              32                  ACCOUNTS AND EARNINGS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN

                                     ARTICLE
                                       6.
                       FORM AND TIMING OF BENEFIT PAYMENTS

6.1. BENEFIT PAYMENT TRANSITION RULES

      Benefits that are payable from the Deferred Benefit Account of a Participant who incurred a Termination of Service or an In-Service Withdrawal Date on or before December 31, 2001, shall be paid, or shall continue to be paid, as applicable, to such Participant (or Beneficiary of a deceased Participant) on and after January 1, 2002, in accordance with the Participant's applicable Distribution Election in effect as of the date of the Participant's Termination of Service or In-Service Withdrawal Commencement Date, as applicable.

6.2. PAYMENT OF BENEFITS

      Payment of benefits from a Participant's Accounts as the result of a Termination of Service or In-Service Withdrawal Commencement Date occurring on or after January 1, 2002, shall be made in accordance with whichever of the following provisions is applicable:

      6.2.1 PAYMENT OF BENEFITS FROM RETIREMENT ACCOUNT. Upon a Participant's Retirement from the Company, each of the Participant's Retirement Accounts shall be paid to the Participant in the form of payment specified in the Participant's Retirement Distribution Election for the respective Retirement Account in effect as of the date of the Participant's Retirement. If a Participant incurs a Termination of Service (other than due to Retirement or death) prior to his Retirement, his Retirement Accounts shall be paid in accordance with Section 6.2.3(b). If a Participant dies prior to Retirement, his Retirement Accounts shall be paid in accordance with Section 6.2.4(b).

      6.2.2 PAYMENT OF BENEFITS FROM IN-SERVICE WITHDRAWAL ACCOUNT. Each of a Participant's In-Service Withdrawal Accounts shall be paid to the Participant beginning as of the applicable In-Service Withdrawal Commencement Date and in the form of payment specified in the Participant's In-Service Withdrawal Election for the particular In-Service Withdrawal Account that is in effect as of such In-Service Withdrawal Commencement Date, except that:

            (a) If a Participant's Retirement occurs prior to the In-Service Withdrawal Commencement Date applicable to a Participant's In-Service Withdrawal Account, the entire balance of such In-Service Withdrawal Account shall be paid to the Participant in the same form of payment specified in the Participant's Retirement Distribution Election in effect as of the date of the Participant's Retirement for his Retirement Account that had the largest balance as of the date of his Retirement.

            (b) If a Participant's Termination of Service (other than due to Retirement or death) occurs prior to the In-Service Withdrawal Commencement Date applicable to a Participant's In-Service Withdrawal Account, the entire balance of such In-Service Withdrawal Account shall be paid to the Participant in accordance with Section 6.2.3(b).


ARTICLE 6                              33                     FORM AND TIMING OF
                                                                BENEFIT PAYMENTS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


            (c) If a Participant's death occurs prior to the In-Service Withdrawal Commencement Date applicable to any of the Participant's In-Service Withdrawal Accounts, the entire balance of such In-Service Withdrawal Account shall be paid to the Participant's Beneficiary in accordance with Section 6.2.4(b).

            (d) No payment shall be made to a Participant from the Participant's In-Service Withdrawal Account during a taxable year if the Committee determines that the Participant may be required to make Mandatory Deferrals under the Plan for such taxable year.

      6.2.3 PAYMENT OF TERMINATION BENEFITS. Upon a Participant's Termination of Service (other than due to death or Retirement), payment of benefits from the Participant's Accounts shall be made as follows:

            (a) Each of the Participant's In-Service Withdrawal Accounts from which the payment of benefits had commenced prior to the date of the Participant's Termination of Service shall be paid to the Participant Beneficiary at the same time, in the same manner, and over the remainder of the period that benefits were being paid to the Participant from such Account prior to his Termination of Service; and

            (b) Each of the Participant's Accounts not described in Section 6.2.3(a) (other than his Deferred Shares Account) shall be paid to the Participant in the form of payment provided for in the Participant's Termination Distribution Election that is in effect as of the date of his Termination of Service.

      6.2.4 PAYMENT OF DEATH BENEFITS. Upon the death of a Participant, payment of benefits from the Participant's Accounts shall be made as follows:

            (a) Each of the Participant's Accounts from which the payment of benefits had commenced prior to the date of the Participant's death shall be paid to the Participant's Beneficiary at the same time, in the same manner, and over the remainder of the period that benefits were being paid to the Participant from such Account prior to his death; and

            (b) Each of the Participant's Accounts not described in Section 6.2.4(a) shall be paid to the Participant's Beneficiary in the form of payment provided for in the Participant's Death Benefit Election that is in effect as of the date of his death.

      6.2.5 PAYMENT OF DEFERRED SHARES ACCOUNT BENEFIT. Upon a Participant's Termination of Service or such earlier date specified in a form acceptable to the Committee, a Participant shall receive payment from his Deferred Shares Account in accordance with the provisions of Section 6.14.

      6.2.6 PAYMENT OF 401(K) MAKE-UP CONTRIBUTIONS ACCOUNT. The payment of benefits from a Participant's 401(k) Make-Up Contributions Account shall be made in accordance with the following provisions:


ARTICLE 6                              34                     FORM AND TIMING OF
                                                                BENEFIT PAYMENTS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


            (a) Except as set forth in Section 6.2.6(b), upon a Participant's Termination of Service or death, or such earlier date specified in a form acceptable to the Committee, the Participant shall receive payment from his vested 401(k) Make-Up Contributions Account in the form of payment provided for in his Termination Distribution Election or Death Benefit Distribution Election that is in effect as of the date of his Termination of Service or death, as applicable in each case. Any unvested amounts in a Participant's 401(k) Make-Up Contributions Account as of the date of his Termination of Service, death, or earlier payment date shall be forfeited.

            (b) All amounts in a Participant's 401(k) Make-Up Contributions Account shall be forfeited, and all amounts paid from such Account shall be repaid to AT&T Wireless, upon the occurrence of any of the following events: (i) upon a Participant's Termination of Service for cause, (ii) if the Committee determines that a Participant engaged in misconduct in connection with the Participant's employment by the Company, and (iii) without the consent of the Company, while employed by or providing services to the Company or after Termination of Service, with or without cause, a Participant establishes a relationship with a competitor of the Company or engages in activity which is in conflict with or adverse to the interest of the Company, as determined in accordance with the Company's noncompetition requirements applicable to the Participant.

            (c) Upon a forfeiture for any reason, the Participant and his Beneficiaries shall have no further rights to such forfeited amounts.

6.3. RETIREMENT BENEFIT ELECTIONS

      6.3.1 TRANSITION RULE - PARTICIPANTS NOT IN PAY STATUS ON JULY 31, 2001. As of August 1, 2001, any Participant who was a Participant in the Plan as of July 31, 2001 (other than a Participant who incurred a Termination of Service on or before July 31, 2001), shall have all of his prior Retirement Distribution Elections mapped in accordance with the applicable mapping principles set forth in Appendix "B". The Retirement Distribution Elections established through the application of such mapping principles shall apply to the distribution of the Participant's Retirement Accounts unless the Participant subsequently changes such Retirement Distribution Elections pursuant to Section 6.3.3 and Section 6.7.

      6.3.2 ELECTIONS BY NEW PARTICIPANTS AFTER JULY 31, 2001. Any Covered Employee who becomes a Participant on or after August 1, 2001, shall be required to make a Retirement Distribution Election at the time he first makes a deferral election that provides for a portion of his Cash Compensation to be credited to a Retirement Account. Such Retirement Distribution Election shall be made in a form and manner prescribed by the Committee.

      6.3.3 CHANGES TO TERMINATION DISTRIBUTION ELECTIONS. Subject to the provisions of Section 6.7, a Participant (including a Participant whose Retirement Distribution Election is mapped pursuant to Section 6.3.1) may change any Retirement Distribution Election (other than one applicable to a Deferred Benefit Account in pay status as of July 31, 2001) at any time.


ARTICLE 6                              35                     FORM AND TIMING OF
                                                                BENEFIT PAYMENTS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


6.4. IN-SERVICE WITHDRAWAL ELECTIONS

      6.4.1 TRANSITION RULE - PARTICIPANTS NOT IN PAY STATUS ON JULY 31, 2001. As of August 1, 2001, any Participant who was a Participant in the Plan as of July 31, 2001 (other than a Participant who incurred a Termination of Service on or before July 31, 2001), shall have all of his prior In-Service Withdrawal Elections mapped in accordance with the mapping principles set forth in Appendix "B". The In-Service Withdrawal Elections established through the application of such mapping principles shall apply to the distribution of the Participant's In-Service Withdrawal Accounts unless the Participant subsequently changes such In-Service Withdrawal Election pursuant to Section 6.4.3 and Section 6.7.

      6.4.2 ELECTIONS BY NEW PARTICIPANTS AFTER JULY 31, 2001. Any Covered Employee who becomes a Participant on or after August 1, 2001, shall be required to make an In-Service Withdrawal Election at the time he first makes a deferral election that provides for a portion of his Cash Compensation to be credited to a new In-Service Withdrawal Account. Such In-Service Withdrawal Election shall be made in a form and manner prescribed by the Committee, and shall specify the form of payment and the In-Service Withdrawal Commencement Date for the In-Service Withdrawal Account to which it applies. In no event, however, may the In-Service Withdrawal Commencement Date selected by a Participant on his In-Service Withdrawal Election be less than three (3) years after the effective date of the Participant's Cash Compensation Deferral Agreement that first provides for the deferral of Cash Compensation to the particular In-Service Withdrawal Account.

      6.4.3 CHANGES TO IN-SERVICE WITHDRAWAL ELECTIONS. Subject to the provisions of Section 6.7, a Participant may change any In-Service Withdrawal Election (other than one applicable to a Deferred Benefit Account in pay status as of July 31, 2001) at any time, and such In-Service Withdrawal Election shall thereafter apply to the distribution from the In-Service Withdrawal Account to which it applies; provided, however, that an In-Service Withdrawal Election shall cease to be effective if the Participant dies or incurs a Termination of Service prior to the applicable In-Service Withdrawal Commencement Date.

6.5. TERMINATION BENEFIT ELECTIONS

      6.5.1 TRANSITION RULES - PARTICIPANTS NOT IN PAY STATUS ON JULY 31, 2001. Any Participant who was a Participant in the Prior Plan on July 31, 2001, and who does not incur a Termination of Service on or before July 31, 2001, shall be allowed to make a new Termination Distribution Election that shall be applicable to all of the Participant's Accounts (other than a Deferred Benefit Account in pay status as of July 31, 2001), effective as of August 1, 2001. Such Termination Distribution Election shall supersede any prior Termination Distribution Elections made by the Participant for any of his Deferred Benefit Accounts under the Prior Plan. If a Participant does not make a new Termination Distribution Election prior to August 1, 2001, the Participant's Termination Distribution Election effective as of August 1, 2001 shall be determined through application of the applicable mapping principles set forth in Appendix "B". The "default" Termination Distribution Election for the Participant determined through the application of such mapping principles shall supersede any prior Termination Distribution


ARTICLE 6                              36                     FORM AND TIMING OF
                                                                BENEFIT PAYMENTS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


Elections made by the Participant for any Deferred Benefit Account under the Prior Plan, and shall remain in effect and apply to all of the Participant's Deferred Cash Compensation Accounts after August 1, 2001 until such time as the Participant changes (if ever) such Termination Distribution Election pursuant to the provisions of Section 6.5.3 and Section 6.7.

      6.5.2 ELECTIONS BY NEW PARTICIPANTS AFTER JULY 31, 2001. Any individual who becomes a Participant in the Plan on or after August 1, 2001, shall be required to make a Termination Distribution Election at the time he files his first Cash Compensation Deferral Agreement with the Committee. Such Termination Distribution Election shall be made in a form and manner prescribed by the Committee, and shall specify the form of payment for the Accounts to which it applies.

      6.5.3 CHANGES TO TERMINATION DISTRIBUTION ELECTIONS. Subject to the provisions of Section 6.7, a Participant may change any Termination Distribution Election (other than one applicable to a Deferred Benefit Account in pay status as of July 31, 2001) at any time, and such Termination Distribution Election shall apply to the distribution of all of the Participant's Accounts if he thereafter incurs a Termination of Service with the Company (other than due to Retirement or death). Notwithstanding the foregoing provisions of Section 6.5.1 and this Section 6.5.3, if the Participant incurs a Termination of Service (other than due to Retirement or death) at any time prior to August 1, 2002, the distribution of all of the Participant's Accounts shall be made in the form of payment provided for in the "default" Termination Distribution Election that was determined (or would have been determined had the Participant not made a new Termination Distribution Election pursuant to Section 6.5.1) for the Participant's Deferred Benefit Accounts as of August 1, 2001, through the application of the mapping principles set forth in Appendix "B".

6.6. DEATH BENEFIT DISTRIBUTION ELECTIONS

      6.6.1 TRANSITION RULES - PARTICIPANTS LIVING ON JULY 31, 2001. Any Participant who was living on July 31, 2001, shall be allowed to make a new Death Benefit Distribution Election that shall be applicable to all of the Participant's Accounts (other than a Deferred Benefit Account in pay status as of July 31, 2001), effective as of August 1, 2001. Such Death Benefit Distribution Election shall supersede any prior Death Benefit Distribution Election made by the Participant prior to August 1, 2001, for any of his Deferred Benefit Accounts under the Prior Plan. If a Participant does not make a new Death Benefit Distribution Election prior to August 1, 2001, the Participant's Death Benefit Distribution Election effective as of August 1, 2001, shall be determined through application of the applicable mapping principles set forth in Appendix "B". The "default" Death Benefit Distribution Election for the Participant determined through the application of such mapping principles shall supersede any prior Death Benefit Distribution Elections made by the Participant for any Deferred Benefit Account under the Prior Plan, and shall remain in effect and apply to all of the Participant's Deferred Cash Compensation Accounts after August 1, 2001 until such time as the Participant changes (if ever) such Death Benefit Distribution Election pursuant to the provisions of Section 6.6.3 and Section 6.7.

      6.6.2 ELECTIONS BY NEW PARTICIPANTS AFTER JULY 31, 2001. Any Covered Employee who becomes a Participant on or after August 1, 2001, shall be required to make a Death Benefit


ARTICLE 6                              37                     FORM AND TIMING OF
                                                                BENEFIT PAYMENTS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


Distribution Election at the time he files his first Cash Compensation Deferral Agreement with the Committee. Such Death Benefit Distribution Election shall be made in a form and manner prescribed by the Committee, and shall specify the form of payment for the Accounts to which it applies.

      6.6.3 CHANGES TO TERMINATION DISTRIBUTION ELECTIONS. A Participant may change his Death Benefit Distribution Election at any time permitted by Section 6.7, and such Death Benefit Distribution Election shall apply to the distribution of all of the Participant's Accounts if the Participant thereafter dies.

6.7. CHANGES IN DISTRIBUTION ELECTIONS

      A Participant may change the form of benefit payment designated in a Distribution Election previously made pursuant to Section 6.3, 6.4, 6.5 or 6.6, or the election of an In-Service Account Withdrawal Commencement Date previously made pursuant to Section 6.4 by filing a new Distribution Election with the Committee at any time, provided, however, that such new Distribution Election shall be subject to the following conditions and limitations:

            (a) A change in the time or form of payment shall be effective only if the new Distribution Election is filed with the Committee at least twelve (12) full months prior to January 1 of the Plan Year during which payments from the Account to which the change applies is otherwise scheduled to commence and the Committee approves such Distribution Election.

            (b) An In-Service Withdrawal Election may be modified to delay, but not accelerate, an In-Service Withdrawal Commencement Date.

            (c) No Participant may change his election of an In-Service Withdrawal Commencement Date more than two (2) times after (i) the Participant's initial election of an In-Service Withdrawal Commencement Date (if such initial election is made on or after August 1, 2001); or
      (ii) the In-Service Withdrawal Election deemed to be in effect as of August 1, 2001 (due to mapping of elections pursuant to Section 6.4.1).

            (d) If a Participant changes the form of payment for an Account and then incurs a Termination of Service (other than due to death) within twelve (12) months of the date the applicable Distribution Election is changed, the previous Retirement Distribution Election or Termination Distribution Election, as applicable, for the Account shall be reinstated and apply to the distribution of the Account, provided that such prior Distribution Election had been in effect for at least twelve (12) months before it was revoked or changed.

            (e) No change in Distribution Election shall permit a Covered Employee to receive a distribution from any Account during the period in which he is a Senior Executive to the extent such distribution would cause the Senior Executive's Total Compensation to exceed one million dollars ($1,000,000) in a taxable year.


ARTICLE 6                              38                     FORM AND TIMING OF
                                                                BENEFIT PAYMENTS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


6.8. FORM OF BENEFIT PAYMENT

      6.8.1 PERMISSIBLE FORMS OF BENEFIT PAYMENT. The permissible forms of benefit payments under the Plan are as follows:

            (a) RETIREMENT BENEFIT PAYMENTS. Retirement benefits payable pursuant to Section 6.2.1 may be paid in the form of (i) a lump sum which is equal to the Account balance; or (ii) annual installments for a period of up to ten (10) years.

            (b) IN-SERVICE WITHDRAWAL DISTRIBUTIONS. In-Service Withdrawal Distributions payable pursuant to Section 6.2.2 may be paid in the form of
      (i) a lump sum which is equal to the Account balance; or (ii) annual installments for a period of up to five (5) years.

            (c) TERMINATION BENEFIT PAYMENTS. Termination benefit payments made pursuant to Section 6.2.3 may be paid in the form of (i) a lump sum which is equal to the Account balance; or (ii) annual installments for a period of up to five (5) years.

            (d) DEATH BENEFIT PAYMENTS. Death benefit payments made pursuant to
      Section 6.2.4 may be paid in the form of (i) a lump sum which is equal to the Account balance; or (ii) annual installments for a period of up to five (5) years.

            (e) DEFERRED SHARES ACCOUNT PAYMENTS. Deferred Shares Account Payments made pursuant to Section 6.2.5 shall be paid in the form of (i) a lump sum which is equal to the account balance; or (ii) annual installments for a period of up to five (5) years.

            (f) PRIOR PLAN PAYMENTS. To the extent a Participant is receiving monthly installments as of January 1, 2002, pursuant to the terms of the Prior Plan, such monthly installments shall be converted to annual installments, effective February 1, 2002, by paying the aggregate monthly installments due and owing in a Plan Year in a single lump sum as soon as reasonably practicable after the beginning of such Plan Year, but in no event later than the date on which the first monthly installment for such Plan Year would have otherwise been paid. Notwithstanding the foregoing provisions of this Section 6.8.1(f) to the contrary, an affected Participant shall have the right to petition AT&T Wireless's Employee Compensation and Benefits Committee (or its successor), in writing, to retain a monthly installment form of distribution and such Committee may approve a continued monthly installment form of payment in its discretion.

            (g) 401(K) MAKE-UP CONTRIBUTIONS ACCOUNT PAYMENTS. 401(k) Make-Up Contributions Account payments due pursuant to Section 6.2.6 shall be paid in the form of (i) a lump sum which is equal to the account balance; or
      (ii) annual installments for a period of up to five (5) years.

      6.8.2 MEDIUM OF DISTRIBUTIONS. The distribution to a Participant from a Retirement Account, In-Service Withdrawal Account or 401(k) Make-Up Contributions Account shall be in cash. Distributions from a Participant's Deferred Shares Account pursuant to Section 6.14 shall


ARTICLE 6                              39                     FORM AND TIMING OF
                                                                BENEFIT PAYMENTS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


be made in the form of whole shares of AWS Stock, except that any fractional shares shall be paid in cash.

      6.8.3 PAYMENT PURSUANT TO EFFECTIVE BENEFIT ELECTION. Subject to Sections 6.8.1(f) and 6.9.1, a Participant's latest applicable Distribution Election filed with the Committee shall be effective for the entire Account balance to which it pertains. If, at the time payment of benefits under this Plan becomes due and payable, the Participant's most recent applicable Distribution Election as to the form of payment was made within one (1) year of such payment, then the most recent Distribution Election made by the Participant more than one (1) year prior to the time of payment shall instead be used to determine the form of payment.

      6.8.4 ELECTION OF DIFFERENT FORMS OF PAYMENTS. A Participant may make a Retirement Distribution Election specifying a different form of payment for each of his Retirement Accounts and an In-Service Withdrawal Election specifying a different form of payment for each of his In-Service Withdrawal Accounts.

      6.8.5 NO VALID FORM OF PAYMENT ELECTION. In the event no valid Distribution Election for the applicable distribution event exists at the time of a Participant's death, Disability, Retirement, Termination of Service or In-Service Withdrawal Commencement Date, as applicable, distribution of the applicable Account shall be made in annual installments to the Participant (or the Participant's Beneficiary if the Participant is deceased) over a period of five (5) years.

      6.8.6 DETERMINATION OF AMOUNT OF INSTALLMENT PAYMENTS. Any annual installment payment from a Participant's Deferred Cash Compensation Account or 401(k) Make-Up Contributions Account shall be equal to the balance of the Account on the December 31 immediately prior to the payment, multiplied by a fraction, the numerator of which is one (1) and the denominator of which commences at the number of annual payments initially chosen by the Participant and is reduced by one (1) in each succeeding year; provided, however, that for the final installment payment from the Account, the entire remaining value of the Account shall be distributed to the Participant (or Beneficiary of a deceased Participant). Earnings on the unpaid balance of the Account from which installment payments are being made shall continue to be credited to the Account throughout the installment distribution period based on the most recent Valuation Fund Allocation made for the Account by the Participant in accordance with Section 5.5.

      6.8.7 SMALL ACCOUNT LUMP SUM PAYMENT RULE. Notwithstanding any Distribution Election made by the Participant to the contrary, if the balance credited to a Participant's Retirement Account, In-Service Withdrawal Account, Deferred Shares Account and 401(k) Make-Up Contributions Account as of the time payments are to commence from any of such Accounts is less than Twenty-five Thousand dollars ($25,000) in the aggregate, the remaining unpaid balance of such Accounts shall be paid in a lump sum.


ARTICLE 6                              40                     FORM AND TIMING OF
                                                                BENEFIT PAYMENTS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


6.9. COMMENCEMENT OF BENEFIT PAYMENTS

      6.9.1 BENEFIT COMMENCEMENT EVENT OCCURS ON OR BEFORE JULY 31, 2001. If the Retirement, Termination of Service, death, Disability or In-Service Withdrawal Commencement Date of a Participant occurs on or before July 31, 2001, and the distribution of the Participant's Account from which distribution is to be made as a result of such event has not commenced as of July 31, 2001, then commencement of payments under the Plan to the Participant (or Beneficiary of a deceased Participant) shall begin as soon as administratively feasible within sixty (60) days following the receipt of notice by the Committee of the event which entitles the Participant (or Beneficiary of a deceased Participant) to payments under this Plan. Any such payments shall be made in the form of payment specified in the Participant's Distribution Election in effect on the date of the Participant's Retirement, Termination of Service, death, Disability or In-Service Withdrawal Commencement Date. Notwithstanding the foregoing provisions of this Section 6.9.1 to the contrary, to the extent the Participant's Distribution Election contains an election of monthly installments over a period of up to one-hundred and twenty (120) months, or, prior to August 1, 2001, the Participant did not file a valid Distribution Election (in which case, under the terms of the Prior Plan, the form of payment is monthly installments over a period of sixty (60) months), the form of payment shall be deemed converted from monthly installments to annual installments by paying the aggregate monthly installments due and owing in a Plan Year in a single lump sum within sixty (60) days following the receipt of notice by the Committee of the event which entitles the Participant (or Beneficiary of a deceased Participant) to payments under the Plan and, for any subsequent Plan Year, as soon as reasonably practicable after the beginning of such Plan Year.

      6.9.2 BENEFIT COMMENCEMENT EVENT OCCURS AFTER JULY 31, 2001. Payment of benefits under the Plan to a Participant (or his Beneficiary if the Participant is deceased) pursuant to Section 6.2 shall commence as soon as administratively feasible (but in no event more than sixty (60) days) after the last day of the Plan Year during which the Retirement, Termination of Service, death, or In-Service Withdrawal Commencement Date of a Participant occurs which entitles a Participant (or Beneficiary of a deceased Participant) to payments from one or more Accounts under the Plan. If a Participant has elected to receive his distribution in the form of annual installments, all subsequent annual installments shall be made on approximately the same date each calendar year thereafter for the remainder of the distribution period.

      6.9.3 SPECIAL BENEFIT COMMENCEMENT RULES WHEN BENEFIT COMMENCEMENT EVENT OCCURS AFTER JULY 31, 2001. Notwithstanding the provisions of Section 6.9.2 to the contrary, a Participant shall have the right to petition the Committee, in writing, to seek the commencement of the distribution of his Accounts within sixty (60) days after his Termination of Service if:

            (a) The Participant was a Participant in the Plan on July 31, 2001;

            (b) The Participant incurs a Termination of Service during the period beginning August 1, 2001, and ending December 31, 2002;

            (c) The Participant's petition is applicable only to Cash Compensation Deferral Agreement filed prior to August 1, 2001;


ARTICLE 6                              41                     FORM AND TIMING OF
                                                                BENEFIT PAYMENTS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


            (d) Under the terms of the Plan in existence as of July 31, 2001, such Participant was entitled to have the distribution of his Accounts commence within sixty (60) days after Termination of Service; and

            (e) The Participant's petition establishes good reason (as determined by the Committee in is sole discretion) why the commencement of distribution of the Participant's Accounts should commence within sixty
      (60) days after the Participant's Termination of Service.

      If, upon receipt, the Committee approves any such petition, the distribution of the Participant's Accounts shall commence within sixty (60) days after the Participant's Termination of Service or as soon as administratively possible thereafter in the form previously elected by the Participant at least twelve (12) months prior to the Termination of Service by the Participant.

6.10. UNSCHEDULED LUMP-SUM WITHDRAWALS

      6.10.1 ELECTION OF UNSCHEDULED LUMP-SUM WITHDRAWALS. Notwithstanding any Distribution Election to the contrary, any Participant (or Beneficiary of a deceased Participant) shall have the right, at any time (including after distribution from an Account has commenced pursuant to Section 6.2 and Section 6.9), to elect to receive an unscheduled withdrawal of part or all of his Deferred Cash Compensation Accounts, including any Earnings credited to such Accounts. Each unscheduled withdrawal election shall be made in a form and manner acceptable to the Committee and shall be subject to the following conditions and limitations:

            (a) The unscheduled withdrawal election must specify the Account or Accounts from which the amount is to be withdrawn and, if the withdrawal is to be made from more than one Account, the relative amounts to be withdrawn from each Account.

            (b) The unscheduled withdrawal election must specify the amount of an Account (in whole dollars) or the percentage of an Account (determined as of the most recent Determination Date) to be withdrawn.

            (c) Unless otherwise specified in the unscheduled withdrawal election, a partial withdrawal from an Account shall be made on a pro-rata basis from each Valuation Fund among which such Account is then allocated.

            (d) Payment of any unscheduled withdrawal under this Section 6.10.1 shall be made in a single lump sum payment within thirty (30) days after the Committee's receipt of the unscheduled withdrawal election.

            (e) A Participant shall be limited to making no more than one unscheduled withdrawal election under this Section 6.10.1 during any Plan Year.

            (f) The minimum allowable amount of any unscheduled withdrawal under this Section 6.10.1 shall be Ten Thousand dollars ($10,000) (before the application of the early withdrawal penalty provided for in Section 6.10.2).


ARTICLE 6                              42                     FORM AND TIMING OF
                                                                BENEFIT PAYMENTS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


            (g) No Participant shall be eligible to receive an unscheduled withdrawal under this Section 6.10.1 if he is required to make Mandatory Deferrals under the Plan for that taxable year.

      6.10.2 UNSCHEDULED WITHDRAWAL PENALTY. The amount a Participant (or a Beneficiary of a deceased Participant) elects to withdraw from any Deferred Cash Compensation Account pursuant to Section 6.10.1 shall be subject to a ten percent (10%) early withdrawal penalty. Such penalty shall apply to the value of the amount being withdrawn as of the date of the distribution to the Participant (or Beneficiary of a deceased Participant). In addition, if a Participant makes an unscheduled withdrawal election pursuant to Section 6.10.1 while he is an active employee of the Company, the Participant's Cash Compensation Deferral Agreement, Stock Option Gain Deferral Agreement, Performance Share Award Deferral Agreement, and Restricted Stock Deferral Agreement, if any, in effect as of the date the unscheduled withdrawal election is filed with the Committee shall be immediately terminated, and the Participant's right to make deferrals of Cash Compensation, Stock Option Gains, Performance Share Awards, or Restricted Stock Awards under the Plan shall be suspended during the remainder of the Plan Year during which the unscheduled withdrawal election is filed with the Committee and the immediately following Plan Year.

6.11. FINANCIAL HARDSHIP AND DISABILITY

      Upon a finding by the Committee that a Participant has suffered a Financial Hardship or Disability, the Committee may (i) amend the Participant's existing Cash Compensation Deferral Agreement, Stock Option Gain Deferral Agreement, Performance Share Award Deferral Agreement, or Restricted Stock Deferral Agreement; or (ii) make distributions from any or all of the Participant's Accounts as the Committee may determine. The amount of any such distribution shall be limited to the amount reasonably necessary to meet the Participant's needs resulting from the Financial Hardship or Disability, and will not exceed the Participant's Account balances. Distributions due to a Financial Hardship may not be made to the extent that a Participant's Financial Hardship is or may be relieved through reimbursement or compensation by insurance or otherwise by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe Financial Hardship or by cessation of deferrals under the Plan. If a distribution is made due to Financial Hardship or Disability, the Participant's deferrals under the Plan shall cease for the period of the Financial Hardship or Disability and for twelve (12) months thereafter. Any resumption of the Participant's deferrals under the Plan after such twelve (12) month period shall be made only at the election of the Participant in accordance with Article 4. No Participant shall be eligible to receive a distribution pursuant to this Section 6.11 if he is required to make Mandatory Deferrals under the Plan for that taxable year.

6.12. TAX WITHHOLDING

      Benefit payments under the Plan shall be subject to applicable federal, state, local, and foreign tax withholding laws, and the Company shall withhold from payments made hereunder any taxes required to be withheld from such payments under such law. A Beneficiary, however, may elect not to have withholding of federal income tax pursuant to Section 3405(a)(2) of the


ARTICLE 6                              43                     FORM AND TIMING OF
                                                                BENEFIT PAYMENTS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


Code, or any successor provision thereto. When a distribution is to be made from an Participant's Deferred Shares Account, the Company shall withhold from any such distribution a sufficient number of Share Equivalents to satisfy the tax withholding requirements under the applicable federal, state, local, and foreign tax withholding laws. Any such withholding of Share Equivalents shall cause a corresponding reduction in the number of shares of AWS Stock to be actually distributed to the Participant under the Plan. In no event will the Company purchase or otherwise issue cash for any AWS Stock distributed under the Plan.

6.13. FACILITY OF PAYMENT OF BENEFITS

      If a Plan benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of the property, the Committee may direct payment to the guardian, legal representative, or person having the care and custody of such minor, incompetent, or other person. The Committee may require proof of incompetency, minority, incapacity, or guardianship as it may deem appropriate prior to such distribution. Any distribution of benefits made pursuant to this Section 6.13 shall completely discharge the Committee and the Company from all liability with respect to such benefit.

6.14. SPECIAL RULES FOR DISTRIBUTION OF DEFERRED SHARES ACCOUNT

      The Company shall distribute each Participant's Deferred Shares Account following his Retirement (or such earlier date as may be specified in the Participant's Stock Option Gain Deferral Agreement), subject to the following rules:

      6.14.1 LUMP SUM DISTRIBUTION FROM DEFERRED SHARES ACCOUNT. If a Participant has elected to receive a single, lump sum distribution of his Deferred Shares Account, the Company shall issue to the Participant (or Beneficiary of a deceased Participant), within three (3) days of the scheduled distribution date (or as soon as administratively practicable thereafter) shares of AWS Stock equal to the number of Share Equivalents credited to the Participant's Deferred Shares Account. Any fractional number of Share Equivalents thereafter remaining shall be paid to the Participant (or Beneficiary of a deceased Participant) in cash.

      6.14.2 INSTALLMENT DISTRIBUTIONS FROM DEFERRED SHARES ACCOUNT. If a Participant has elected to receive distribution of his Deferred Shares Account in annual installments, the number of Share Equivalents to be covered by the initial distribution shall be determined by dividing the total number of Share Equivalents in the Participant's Deferred Shares Account on the initial distribution date by the number of installments to be made, and the quotient shall be rounded to the nearest whole number. The number of Share Equivalents to be covered by each annual installment distribution thereafter to the Participant shall be recalculated each year in a similar manner to reflect changes in the number of Share Equivalents credited to the Participant's Deferred Shares Account and the remaining number of annual installments to be made. After determining the number of Share Equivalents to be covered by each annual installment distribution, the Company shall issue to the Participant (or Beneficiary of a deceased Participant), within three (3) days of the scheduled distribution date (or as soon as administratively practicable thereafter) shares of AWS Stock equal to the number of Share


ARTICLE 6                              44                     FORM AND TIMING OF
                                                                BENEFIT PAYMENTS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


Equivalents that are to be covered by the particular installment payment. Any fractional number of Share Equivalents that remain at the time of the final installment shall be paid to the Participant (or Beneficiary of a deceased Participant) in cash.

      6.14.3 RESTRICTION ON DISTRIBUTIONS WHEN PARTICIPANT SUBJECT TO MANDATORY DEFERRALS. Notwithstanding any provision of the Plan or the Participant's Stock Option Gain Deferral Agreement to the contrary, no distribution shall be made from a Participant's Deferred Shares Account during a taxable year if the Committee determines that the Participant may be required to make Mandatory Deferrals under the Plan for such taxable year.

6.15. EFFECT OF PAYMENT OF BENEFITS

      The full payment of the balance credited to all of a Participant's Accounts shall completely discharge all obligations on the part of the Company to the Participant (or the Beneficiary of a deceased Participant) with respect to the operation of the Plan, and the Participant's (or Beneficiary's) rights under the Plan shall terminate.


ARTICLE 6                              45                     FORM AND TIMING OF
                                                                BENEFIT PAYMENTS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                     ARTICLE
                                       7.
                             BENEFICIARY DESIGNATION

7.1. DESIGNATION OF BENEFICIARY

      Each Participant shall have the right, at any time, to designate any person, persons, or entity as a Beneficiary (either primary and contingent) to whom benefits under the Plan shall be paid in the event of the Participant's death prior to complete distribution of the balance of all of the Participant's Accounts. Each Beneficiary Designation shall be made in a written form prescribed by the Committee, and shall be effective only when filed with the Committee during the Participant's lifetime.

      A Beneficiary Designation made by the Participant that provides for payment of fifty percent (50%) or more of the value of all of the Participant's Accounts to a Beneficiary other than the Participant's Spouse shall not be effective unless either (i) the Participant's Spouse executes a written consent that acknowledges the effect of the Beneficiary designation; or (ii) it is established that the Spouse's consent cannot be obtained because the Participant's Spouse cannot be located.

7.2. CHANGE OF BENEFICIARY DESIGNATION

      A Participant may change any Beneficiary Designation at any time without the consent of any designated Beneficiary by the filing of a new Beneficiary Designation with the Committee in the manner described for in Section 7.1; provided, however, that if the Participant is married, the new Beneficiary Designation shall be subject to the consent requirements in Section 7.1. The filing of a new Beneficiary Designation form will cancel all Beneficiary designations previously filed by the Participant for the Plan.

7.3. NO BENEFICIARY DESIGNATION

      If any Participant fails to designate a Beneficiary in the manner provided in this Article 7, if the Participant's Beneficiary Designation is void, or if all designated Beneficiaries predecease the Participant or are not otherwise in existence at the time of the Participant's death, then the Participant's designated Beneficiary shall be deemed to be the Participant's estate and all benefits shall be paid to such estate in a lump sum.

7.4. CHANGE IN MARITAL STATUS

      If the Participant's marital status changes after the Participant made a Beneficiary Designation, the following rules shall apply:


ARTICLE 7                              46                BENEFICIARY DESIGNATION

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


      (a) If the Participant is married at time of death but was unmarried when the Beneficiary Designation was made, the Beneficiary Designation shall be void unless the Participant's Spouse has consented to the Beneficiary Designation prior to the Participant's death in the manner prescribed in Section 7.1.

      (b) If the Participant is unmarried at the time of death but was married when the designation was made:

            (i) The Beneficiary Designation shall be void if the Spouse was named as Beneficiary.

            (ii) The Beneficiary Designation shall remain valid if a non-Spouse Beneficiary was named.

      (c) If the Participant was married when the Beneficiary Designation was made and is married to a different Spouse at the time of death, the Beneficiary Designation shall be void unless the Participant's Spouse at time of death has consented to the Beneficiary Designation prior to the Participant's death in the manner prescribed in Section 7.1.

7.5. EFFECT OF PAYMENT TO BENEFICIARY

      The payment to the Participant's Beneficiary of the balance of all of the deceased Participant's Accounts in accordance with Section 6.2.4 shall completely discharge the Company's obligations under the Plan with respect to the Participant.


ARTICLE 7                              47                BENEFICIARY DESIGNATION

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                     ARTICLE
                                       8.
                                 ADMINISTRATION

8.1. ADMINISTRATION BY COMMITTEE

      The Plan shall be administered by the Committee, or any successor thereto, appointed by the Board of Directors. Any decision of the Committee that does not constitute an abuse of discretion must be upheld by a court of law or by an arbitrator.

8.2. DUTIES AND POWER OF COMMITTEE

      The Committee shall be the "named fiduciary" for the Plan responsible for
(i) the general operation and administration of the Plan; (ii) the proper execution of the Plan's provisions; (iii) the interpretation of the Plan and the determination of all questions arising hereunder; and (iv) the maintenance of all necessary books of accounts and records. The Committee shall have power to establish, interpret, enforce, amend, and revoke, from time to time, such rules for the administration of the Plan and the conduct of its business as it deems appropriate, including the power (i) to decide or resolve any and all questions including interpretations of the Plan, as may arise in connection with the Plan; and (ii) to remedy ambiguities, inconsistencies, and omissions (provided such rules are uniformly applied to all persons similarly situated). The Committee may delegate its authority to administer the Plan.

8.3. COMMITTEE DISCRETION

      The Committee shall have sole, complete, and absolute discretion to make the decisions, determinations, and designations provided for in the Plan, and any statement in the Plan providing that the Committee shall make any decision, determination, and designation shall be construed and interpreted to mean that the Committee shall make such decision, determination, and designation in it sole, complete, and absolute discretion.

8.4. AGENTS

      In the administration of the Plan, the Committee, from time to time, may
(i) employ accountants, actuaries, advisors, attorneys, consultants, recordkeepers, and agents and delegate to them such administrative duties as it sees fit; and (ii) consult with legal counsel who may be counsel to AT&T Wireless.

8.5. BINDING EFFECT OF DECISIONS

      Any decision that the Committee is required or authorized to make with respect to the administration, interpretation, and application of the Plan and the rules promulgated hereunder (except for an initial adverse benefit determination made pursuant to Section 10.2.2) shall be


ARTICLE 8                              48                         ADMINISTRATION

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


final, conclusive, and binding on all Participant's, Beneficiaries, and other persons (if any) having any interest in the Plan.

8.6. FILING WITH COMMITTEE

      All requirements in the Plan that an agreement, election, designation, allocation or other form be "made", "submitted to," or "filed with the Committee" shall be construed and interpreted as a requirement that any such agreement, election, designation, allocation or other form be (i) filed, submitted, and actually received by the Committee (or its delegate); (ii) filed in a form and manner either prescribed by, approved by, or acceptable to the Committee; (iii) properly completed with all relevant information required by the Committee (as determined by the Committee); and (iv) properly signed or executed (when applicable). No agreement, election, designation, allocation, or other form required to be "made", "submitted to," or "filed with the Committee" shall become effective until all the foregoing conditions of this Section 8.6 have been satisfied with respect such agreement, election, designation, allocation, or other form.

8.7. INDEMNITY OF COMMITTEE

      To the extent permitted by applicable law, AT&T Wireless shall indemnify, hold harmless, and defend the members of the Committee against any and all claims, loss, damage, expense, or liability arising from any action or failure to act with respect to the Plan, except with respect to acts of gross negligence on the part of any Committee member.


ARTICLE 8                              49                         ADMINISTRATION

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                     ARTICLE
                                       9.
                               SOURCE OF PAYMENTS

9.1. ESTABLISHMENT OF TRUST

      AT&T Wireless may, in its sole discretion, establish one or more trusts to acquire and hold cash, stocks, bonds, mutual funds, insurance policies, or other assets to be used to make payments of benefits under the terms of the Plan, provided that such trust does not cause the Plan to be "funded" within the meaning of the Code or ERISA. Any funds held in such a trust shall, for purposes of the Plan, be considered to be part of the general assets of the Participating Company which contributed the funds, and no Participant or Beneficiary shall have any interest or right in such funds. To the extent trust assets are available, they may be used to pay benefits arising under the Plan and, to the extent permitted by such trust, all costs, charges, and expenses relating thereto. To the extent that the funds held in the trust are insufficient to pay such benefits, costs, charges, and expenses, each Participating Company shall pay such benefits, costs, charges, and expenses from its respective general assets.

      In addition, a Participating Company may, in its sole discretion, direct that payments required under the Plan to any Participant or Beneficiary be made through the purchase and distribution of one or more nontransferable annuity contracts or cause the trustee of any trust to purchase and distribute such annuity contracts. Any such purchase and distribution of an annuity contract shall be a full and complete discharge of the liability of the Plan, AT&T Wireless, and each Participating Company for payments of benefits assumed by the issuer of the annuity contract.

9.2. OBLIGATION OF THE COMPANY

      Notwithstanding the fact that a trust may be established under 9.1, the Company shall remain liable for paying the benefits under the Plan. However, any payment of benefits to a Participant or Beneficiary made by a trust established pursuant to Section 9.1 shall satisfy the Company's obligation to make such payment to such Participant or Beneficiary.

9.3. UNFUNDED STATUS

      The Plan at all times shall be entirely unfunded for purposes of the Code and ERISA, and, except as provided in Section 9.1, no provision shall at any time be made with respect to segregating any assets of AT&T Wireless or any other Participating Company for payment of any benefits hereunder. The Plan constitutes a mere promise by each Participating Company to make payments of benefits, if any, in the future. No Participant or Beneficiary shall have any interest in any particular assets of AT&T Wireless or any Participating Company by reason of the Participant's or Beneficiary's right to receive benefits under the Plan, and to the extent the Participant or Beneficiary acquires a right to receive Benefits under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Participating Company.


ARTICLE 9                              50                     SOURCE OF PAYMENTS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                     ARTICLE
                                       10.
                       BENEFIT CLAIM AND APPEAL PROCEDURES

10.1. FILING CLAIMS FOR BENEFITS

      A Claimant may file a claim for benefits in accordance with the provisions of this Article 10. Any claim for benefits under the Plan by a Claimant shall be made in writing and addressed to the Committee at the principal place of business of AT&T Wireless.

10.2. REVIEW OF CLAIMS FOR BENEFIT

      10.2.1 TIME PERIOD FOR REVIEW OF CLAIM FOR BENEFITS. If a claim for benefits is denied by the Committee, in whole or in part, the Committee shall notify the Claimant in accordance with Section 10.2.2 of the Plan's adverse benefit determination within a reasonable period of time, but not later than ninety (90) days after receipt of the claim by the Committee, unless the Committee determines that special circumstances require an extension of time for review of the claim. If the Committee determines that an extension of time for review is required, written notice of the extension shall be furnished to the Claimant prior to the expiration of the initial ninety (90) day review period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial ninety (90) day review period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination.

      10.2.2 NOTICE OF ADVERSE BENEFIT DETERMINATION ON CLAIM. If the claim is denied by the Committee, in whole or in part, the Committee shall provide a written notice of adverse benefit determination using language calculated to be understood by the Claimant and setting forth:

            (a) The specific reason or reasons for the adverse benefit determination on the claim;

            (b) A reference to the specific Plan provisions on which the adverse benefit determination is based;

            (c) A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

            (d) A description of the Plan's review procedures and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination made on review.


ARTICLE 10                             51                      BENEFIT CLAIM AND
                                                               APPEAL PROCEDURES

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


      If no such notice of adverse benefit determination is provided to the Claimant within the time period (including any allowable extension period) provided for in Section 10.2.1, the claim shall be deemed to have been denied.

10.3. REQUESTS FOR REVIEW OF ADVERSE BENEFIT DETERMINATIONS

      10.3.1 TIME PERIOD FOR CLAIMANT TO REQUEST REVIEW OF ADVERSE BENEFIT DETERMINATION. Any Claimant who receives an adverse benefit determination pursuant to Section 10.2.2 or who has not received a response within the allowable time period (including any allowable extension) provided for in
Section 10.2.1 may request a review of the adverse benefit determination in writing and addressed to the Committee at the principal place of business of AT&T Wireless. Such request must be made within sixty (60) days after the Claimant's receipt of the written notice of the adverse benefit determination, or, in the event Claimant has not received a response, sixty (60) days after receipt by the Committee of Claimant's claim. If the Claimant does not request a review of the Committee's prior determination within such sixty (60) day period, the Claimant shall be barred and estopped from challenging the determination of the Committee.

      10.3.2 CLAIMANT'S ACCESS TO DOCUMENTS. The Claimant shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits.

      Upon the receipt by the claimant of written notice of adverse benefit determination issued pursuant to Section 10.2.2, the Claimant may file a written request to the Committee, requesting a review of the denial of the claim, which review shall include a hearing if deemed necessary by the Committee. In connection with the Claimant's appeal of the adverse benefit determination, the Claimant may review relevant documents and records, and may submit issues and comments in writing.

10.4. COMMITTEE REVIEW OF ADVERSE BENEFIT DETERMINATIONS

      10.4.1 REVIEW PROCESS. The claim relating to the adverse benefit determination shall be reviewed by the Committee, which may, but shall not be required to, grant the Claimant a hearing. On review, the Claimant may have representation, examine pertinent documents, and submit issues and comments in writing. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Committee. In conducting its review of the claim [adverse benefit determination], the Committee shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination of the claim.

      10.4.2 TIME PERIOD FOR REVIEW OF ADVERSE BENEFIT DETERMINATION. If a Claimant requests that the Committee review its prior adverse benefit determination, the Committee shall notify the Claimant of the Committee's decision in accordance with Section 10.4.3 within a reasonable period of time, but not later than sixty (60) days after receipt of the request for review by the Committee, unless the Committee determines that special circumstances (such as the need


ARTICLE 10                             52                      BENEFIT CLAIM AND
                                                               APPEAL PROCEDURES

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


to hold a hearing) require an extension of time for review of the claim. If the Committee determines that an extension of time for review is required, written notice of the extension shall be furnished to the Claimant prior to the expiration of the initial sixty (60) day review period. In no event shall such extension exceed a period of sixty (60) days from the end of the initial sixty
(60) day review period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination.

      Within sixty (60) days after the Committee's receipt of a request for review of an adverse benefit determination, the Committee will review its prior determination. After considering all materials presented by the Claimant, the Committee will render a written benefit determination pursuant to Section
10.4.3. If special circumstances require that the sixty (60) day time period be extended, the Committee will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

      10.4.3 NOTICE OF ADVERSE BENEFIT DETERMINATION ON REVIEW. The Committee shall render a decision on the review of the adverse benefit determination within the time period described in Section 10.4.2. The decision shall be written in a manner calculated to be understood by the Claimant. In the event the Committee affirms the prior adverse benefit determination, in whole or in part, the notice shall set forth:

            (a) The specific reason or reasons for the adverse benefit determination;

            (b) A reference to the specific Plan provisions on which the adverse benefit determination is based;

            (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits;

            (d) A statement describing any voluntary appeal procedures offered by the Plan and the Claimant's right to obtain information about such procedures; and

            (e) A statement of the Claimant's right to bring an action under
      Section 502(a) of ERISA.

      The decision of the Committee on review shall be final and binding in all respects on both the Company and the Claimant.

10.5. SCOPE OF COMMITTEE'S DISCRETION IN REVIEW OF CLAIMS FOR BENEFITS

      The Committee shall serve as the final review committee under the Plan and shall have sole and complete discretionary authority to determine conclusively for all parties, and in accordance with the terms of the documents or instruments governing the Plan, any and all questions arising from administration of the Plan and interpretation of all Plan provisions, determination of all questions relating to participation of Covered Employees and eligibility for


ARTICLE 10                             53                      BENEFIT CLAIM AND
                                                               APPEAL PROCEDURES

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


benefits, determination of all relevant facts, the amount and type of benefits payable to any Participant or Beneficiary, and the construction of all terms of the Plan. Decisions by the Committee on review of an adverse benefit determination pursuant to Section 10.4 shall be conclusive and binding on all parties and not subject to further review.

10.6. EXHAUSTION OF ADMINISTRATIVE REMEDIES

      A Claimant may have further rights under ERISA. The Plan provisions require that a Claimant pursue all claim and appeal rights described in Article 10 before he seeks any other legal recourse regarding claims for benefits.


ARTICLE 10                             54                      BENEFIT CLAIM AND
                                                               APPEAL PROCEDURES

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                     ARTICLE
                                       11.
                            AMENDMENT AND TERMINATION

11.1. RIGHT TO AMEND PLAN

      The Plan may be amended at any time, in whole or in part, by the Board of Directors, in its sole discretion, at any time. Notice of any such amendment shall be given in writing to the Committee and to each Participant (or Beneficiary if a Participant is deceased). The Committee shall have the right to amend the Plan at any time, in whole or in part, to clarify the provisions of the Plan, to change administrative provisions of the Plan, or to effect legal compliance. Unless otherwise authorized by the Board of Directors (or its delegate), no amendment to the Plan shall be effective until it is reduced to writing and signed by a duly authorized officer of AT&T Wireless. No amendment shall decrease the value of a Participant's Accounts or deprive the Participant or Beneficiary of any rights to which the Participant or Beneficiary would have been entitled if the Plan had been terminated immediately prior to the effective date of such amendment.

11.2. COMPANY'S RIGHT TO TERMINATE PLAN

      The Board of Director's may, at any time, partially or fully terminate the Plan and may terminate any deferral election pertaining to any Participant at any time. In the event of any such termination, the Participant shall be entitled to the payment of the amount of that Participant's Account as of the Determination Date immediately following such termination. Such benefit shall be paid to the Participant in monthly installments over a period of no more than ten (10) years, except that the Company, in its sole discretion, may pay out such benefit in a lump sum or in installments over a period shorter than ten
(10) years. In the event benefits are paid out in installments, the Company shall have the sole authority to choose the Valuation Funds used to value the balance in each Account.

11.3. RIGHT TO SUSPEND BENEFIT PAYMENTS

      If the Board of Directors determines that payments of benefits under the Plan would have a materially adverse effect on the Company's ability to carry on its business, the Board of Directors may suspend such benefit payments temporarily for such time as in its sole discretion it deems advisable, but in no event for a period in excess of one (1) year. During the period of suspension, earnings and losses shall continue to be credited to each Participant's Accounts, if any. The Company shall pay such suspended payments or distributions in a lump sum immediately upon the expiration of the period of suspension.


ARTICLE 11                             55              AMENDMENT AND TERMINATION

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


11.4. ERISA PLAN STATUS

      The Plan is intended to provide benefits for "a select group of management or highly compensated employees" within the meaning of Sections 201, 301, and 401 of ERISA, and therefore to be exempt from Parts 2, 3, and 4 of Title I of ERISA. Accordingly, the Plan shall terminate and existing Account balances shall be paid in a single, actuarially equivalent lump sum and no further benefits, vested or nonvested, shall be paid hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel for AT&T Wireless that the Plan constitutes an employee pension benefit plan within the meaning of
Section 3(2) of ERISA which is not so exempt.


ARTICLE 11                             56              AMENDMENT AND TERMINATION

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                     ARTICLE
                                       12.
                                CHANGE IN CONTROL

12.1. RESTRICTIONS ON PLAN MODIFICATIONS OR TERMINATION AFTER CHANGE IN CONTROL OR POTENTIAL CHANGE IN CONTROL

      Notwithstanding any other provision of the Plan to the contrary (including but not limited to the provisions of Section 11.1 and Section 11.2), the following restrictions on the amendment or termination of the Plan shall supersede any conflicting provisions of the Plan and shall apply during a Potential Change in Control Period or upon the occurrence of a Change in
Control:

      (a) No provision of the Plan pertaining to the amount or types of permissible deferrals, the crediting of Earnings to Accounts, the right to elect and change elections for the distribution of Accounts, the allowable forms of benefit payments, the authority of the Committee, or the definitions of the terms "Change in Control" (as defined in Section 12.2), "Potential Change in Control" (as defined in Section 12.3) or "Potential Change in Control Period" (as defined in Section 12.4) may be amended, modified, or suspended, unless and until the Committee obtains the written consent of at least eighty percent (80%) of the affected Participants (or the Beneficiary of a deceased Participant);

      (b) No other amendment to the Plan that may adversely affect the rights of a Participant or Beneficiary shall be effective unless either (i) the written consent to the adoption of the specific provision is obtained in advance from the affected Participant or Beneficiary; or (ii) the amendment is required by applicable law or a governmental agency; and

      (c) The Plan may not be terminated until all benefit liabilities under the Plan to all Participants and Beneficiaries have been completely satisfied by the Company.

12.2. CHANGE IN CONTROL

      "Change in Control" means the earliest of the following to occur:

      (a) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended from time to time ("Exchange Act")) (an "Entity"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of either (1) the then outstanding shares of common stock of AT&T Wireless or its successor (the "Outstanding Wireless Common Stock"); or (2) the combined voting power of the then outstanding voting securities of AT&T Wireless entitled to vote generally in the election of directors (the "Outstanding Wireless Voting Securities"); excluding, however, the following:

            (1) Any acquisition directly from AT&T Wireless, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from AT&T Wireless;


ARTICLE 12                             57                      CHANGE IN CONTROL

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


            (2) Any acquisition by AT&T Wireless;

            (3) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by AT&T Wireless or any corporation controlled by AT&T Wireless; or

            (4) Any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2), and (3) of Section 12.2(c).

For purposes of the Plan, the entities identified in clauses (1), (2), (3), and
(4) of this Section 12.2(a) shall be referred to as a "Related Person";

      (b) A change in the composition of the Board of Directors as constituted immediately following the date the common stock is distributed to the stockholders of AT&T Corp. pursuant to that Separation and Distribution Agreement between AT&T Corp. and AT&T Wireless (the "Post-Distribution Board Date") such that the individuals who, as of the Post-Distribution Board Date, constitute the Board of Directors (such Board of Directors shall be hereinafter referred to as the "Incumbent Board") cease, for any reason, to constitute at least a majority of the Board of Directors so replaced; provided, however, that for purposes of this definition, any individual who becomes a member of the Board of Directors subsequent to the Post-Distribution Board Date, whose election, or nomination for election, by AT&T Wireless's stockholders was approved by a vote of at least a majority of those individuals who are members of the Board of Directors and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with either an actual or threatened solicitation with respect to the election of directors (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board of Directors shall not be so considered as a member of the Board of Directors;

      (c) The consummation of a merger, reorganization, consolidation, sale, or other disposition of all or substantially all of the assets of AT&T Wireless (each, a "Corporate Transaction") excluding, however, such a Corporate Transaction pursuant to which:

            (1) All or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Wireless Common Stock and the Outstanding Wireless Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation or Person which as a result of such transaction owns AT&T Wireless or all or substantially all of AT&T Wireless's assets either directly or through one or more subsidiaries (a "Parent Company")) in substantially the same proportions as their ownership, immediately prior to such


ARTICLE 12                             58                      CHANGE IN CONTROL

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


      Corporate Transaction, of the Outstanding Wireless Common Stock and the Outstanding Wireless Voting Securities, as the case may be;

            (2) No Entity (other than AT&T Wireless, any employee benefit plan (or related trust) of AT&T Wireless, such corporation resulting from such Corporate Transaction, or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (1) above is satisfied in connection with the applicable Corporate Transaction, such Parent Company) will beneficially own, directly or indirectly, twenty percent (20%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of AT&T Wireless prior to the Corporate Transaction; and

            (3) Individuals who were members of the Board of Directors will immediately after the consummation of the Corporate Transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (1) above is satisfied in connection with the applicable Corporate Transaction, of the Parent Company); or

      (d) The approval by the stockholders of AT&T Wireless of a complete liquidation or dissolution of AT&T Wireless.

12.3. POTENTIAL CHANGE IN CONTROL

      "Potential Change in Control" shall mean the earliest of any of the following to occur:

      (a) When any Person (including AT&T Wireless) publicly announces an intention (1) to acquire five percent (5%) or more of the then outstanding voting securities of AT&T Wireless ("Voting Securities"), provided such acquisition is not by a Related Person, or (2) to merge or consolidate AT&T Wireless with another entity, transfer or sell assets of AT&T Wireless, or liquidate or dissolve AT&T Wireless, in each case described in this subsection in a transaction that would, if completed, constitute a Change in Control; or

      (b) When any Person other than a Related Person:

            (1) Acquires five percent (5%) or more of the then outstanding Voting Securities, other than as a holder whose investment in AT&T Wireless is eligible to be reported on Schedule 13G pursuant to Rule 13d-1(b)(1) promulgated under the Exchange Act (the "Eligible Person"); or

            (2) Initiates a tender or exchange offer to acquire such number of Voting Securities as would result in such Person holding twenty percent (20%) or more of the then outstanding Voting Securities; or


ARTICLE 12                             59                      CHANGE IN CONTROL

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


            (3) Solicits proxies for votes to elect members of the Board of Directors at a shareholders' meeting of AT&T Wireless.

12.4. POTENTIAL CHANGE IN CONTROL PERIOD

      "Potential Change in Control Period" shall mean the period commencing on the date that a Potential Change in Control has occurred and ending on:

      (a) The date any Person who made an announcement referred to in Section 12.3(a) publicly announces he no longer intends to take or is no longer considering the taking of such actions;

      (b) The date the Person referred to in Section 12.3(b) qualifies as an Eligible Person;

      (c) The date when any Person described in Section 12.3(b)(1) shall own less than five percent (5%) of the then outstanding Voting Securities, shall have abandoned the tender or exchange offer, or, following a shareholders' meeting, shall not have elected a member of the Board of Directors, as the case may be; or

      (d) The date a Change in Control occurs.


ARTICLE 12                             60                      CHANGE IN CONTROL

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                     ARTICLE
                                       13.
                               GENERAL PROVISIONS

13.1. UNFUNDED PLAN

      The Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a "select group of management or highly compensated employees" within the meaning of Sections 201, 301, and 401 of ERISA, and therefore to be exempt from the provisions of Parts 2, 3, and 4 of Title I of ERISA. Accordingly, the Board of Directors may terminate the Plan and make no further benefit payments or remove certain employees as Participants if it is determined by the United States Department of Labor, a court of competent jurisdiction, or an opinion of counsel for AT&T Wireless that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA which is not so exempt.

13.2. NO RIGHTS WITH RESPECT TO THE TRUST

      Any trust, and any assets held by a trust to assist the Company in meeting its obligation under the Plan, shall in no way be deemed to controvert the provisions of Section 13.1.

13.3. NO IMPLIED RIGHTS

      Neither the establishment of the Plan nor any amendment hereof shall be construed as giving any Participant, Beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Company in accordance with the terms and provisions of the Plan. Except as expressly provided in the Plan, the Company shall not be required or be liable to make any payment under the Plan.

13.4. UNSECURED GENERAL CREDITOR

      Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds, or property of the Company whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside. Any benefits which become payable hereunder shall be paid from the general assets of the Company. Any property held by the Company for the purpose of generating the cash flow for benefit payments shall remain its general, unpledged, and unrestricted assets. The Company's obligation under the Plan shall be an unfunded and unsecured promise to pay money in the future. With respect to amounts credited to any Accounts hereunder and any benefits payable hereunder, a Participant or Beneficiary shall have the status of general unsecured creditors of the Company by which such Participant is employed and may look only to the Company and its general assets for payment of such benefits with no secured or preferential rights to any assets of Company or any other party for payment of benefits under the Plan. The Participant shall have only a contractual right to the amounts, if


ARTICLE 13                             61                     GENERAL PROVISIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


any, payable hereunder unsecured by any asset of the Company. Nothing contained in the Plan constitutes a guarantee by the Company that the assets of the Company shall be sufficient to pay any benefit to any person. Notwithstanding any other provision of the Plan, Participants and Beneficiaries shall be unsecured general creditors.

13.5. NONASSIGNABILITY

      Neither the Participant nor any other person shall have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage, or otherwise encumber, transfer, hypothecate, or convey in advance of receipt the amounts, if any, payable hereunder, or any part thereof, which are expressly declared to be nonassignable and nontransferable. No part of the amounts payable shall be, prior to actual payment, subject to seizure or sequestration for the payment of any debts, judgments, alimony, or separate maintenance owned by the Participant or any other person, or be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

13.6. PROHIBITION AGAINST ALIENATION

      Except as otherwise provided in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void. No such right or benefit shall be liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such right or benefit.

13.7. NO RIGHT TO CONTINUED EMPLOYMENT

      The terms and conditions of the Plan shall not be deemed to constitute a contract of employment between the Company and the Participant, and the Participant (or his Beneficiary) shall have no rights against the Company except as may otherwise be specifically provided herein. Nothing in the Plan shall be deemed to give a Participant the right to be retained in the employment of the Company or to interfere with the right of the Company to discipline or discharge him at any time. The Company expressly reserves the right to dismiss any person at any time, with or without cause, without liability for the effect that such dismissal might have upon him as a Participant in the Plan or for any other purpose. Nothing herein shall be construed as fixing or regulating the Salary or Bonus payable to the Participant.

13.8. GOVERNING LAW

      The Plan shall be construed, interpreted, and governed in accordance with applicable federal law and, to the extent not preempted by such federal law, the laws of the State of Washington.


ARTICLE 13                             62                     GENERAL PROVISIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


13.9. SAVINGS CLAUSE

      If any provision of the Plan is held by a court of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision and the remaining provisions hereof shall continue to be construed and enforced as if the invalid or unenforceable provision had not been included.

13.10. NOTICE

      Any notice required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the Committee at the Company's principal place of business. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Mailed notice to a Participant or Beneficiary shall be directed to the individual's last known address in Company's records.

13.11. TRANSFERS OF EMPLOYEES AMONG COMPANIES

      Transfers of employment between Affiliated Companies and AT&T Wireless or other Affiliated Companies shall be treated as continuous and uninterrupted service under the Plan and shall not be considered a Termination of Service (except as otherwise determined by the Committee).

13.12. SUCCESSORS

      The Plan and any Deferral Agreement hereunder shall bind and inure to the benefit of and be binding on (i) the Company and its successors and assigns, including without limitation, any corporation into which the Company may be merged or consolidated, or which acquires all or substantially all of the assets and business of the Company, and successors of any such corporation or other business entity; and (ii) the Participant and the Participant's Beneficiary, heirs, executors, administrators, and legal representatives.

13.13. PROTECTIVE PROVISIONS

      A Participant shall be required to cooperate with the Company by furnishing any and all information requested by the Company, in order to facilitate the payment of benefits hereunder, and taking such other action as may be requested by the Company.

13.14. GENDER, NUMBER, AND HEADINGS

      Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. Whenever any words used herein are in the singular form, they shall be construed as though they


ARTICLE 13                             63                     GENERAL PROVISIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


were also used in the plural form in all cases where they would so apply. Headings of Articles, Sections, and Appendices as used herein are inserted solely for convenience and reference and shall have no force or effect in the construction or interpretation of the Plan or any of its provisions. All Article, Section and Appendix references made in this Plan document are to the Articles, Sections and Appendices of this Plan document unless otherwise specified.

13.15. ERISA PLAN DOCUMENT

      This Plan document is the plan document required by ERISA. The information contained herein provides the final and exclusive statement of the terms of the Plan and represents the entire agreement between the Company and any Participant. The Plan supersedes any and all prior agreements between the Company and any Participant, whether such agreement or agreements were written or oral. This document legally governs the operation of the Plan, and any claim of right or entitlement under the Plan shall be determined solely in accordance with its provisions. To the extent that there are any inconsistencies between the terms of any related materials and the terms of this Plan document, the terms of this Plan document shall control and govern the operation of the Plan. No other evidence, whether written or oral, shall be taken into account in determining the right of a Covered Employee, a Participant, a Senior Executive, or a Beneficiary, as applicable, to any benefit of any type provided under the Plan.

      IN WITNESS WHEREOF, AT&T Wireless Services, Inc. has adopted this amendment and restatement of the Plan effective as of January 1, 2002.

                                        AT&T WIRELESS SERVICES, INC.

                                        By: ______________________________
                                                 Jane Marvin
                                                 EVP, Human Resources

                                        Dated:  ___________________________


ARTICLE 13                             64                     GENERAL PROVISIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                   APPENDIX A

                             PARTICIPATING COMPANIES

                          AT&T Wireless Services, Inc.


APPENDIX A                             65                PARTICIPATING COMPANIES

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                   APPENDIX B

               MAPPING PRINCIPLES APPLICABLE TO DEFERRED BENEFIT
                      ACCOUNTS AND DISTRIBUTION ELECTIONS

 TYPE OF DISTRIBUTION     NUMBER OF FORMS OF BENEFIT PAYMENT     MAPPING PRINCIPLES APPLICABLE TO PARTICIPANT'S
       ELECTION           ELECTED FOR PARTICIPANT'S DEFERRED       DEFERRED BENEFIT ACCOUNTS AND DISTRIBUTION
                         BENEFIT ACCOUNTS AS OF JULY 31, 2001          ELECTIONS, EFFECTIVE AUGUST 1, 2001
---------------------------------------------------------------------------------------------------------------
RETIREMENT               ONE FORM OF BENEFIT PAYMENT:  All     -   ESTABLISHMENT OF ONE NEW RETIREMENT
DISTRIBUTION ELECTIONS   of the  Retirement Distribution           ACCOUNT:  One new Retirement Account shall
                         Elections for all of the                  be established for the Participant with a
                         Participant's Deferred Benefit            form of benefit payment election that
                         Accounts in effect as of July 31,         corresponds with the form of benefit
                         2001, are for the same form of            payment elected in all of the
                         benefit payment                           Participant's Retirement Distribution
                                                                   Elections in effect as of July 31, 2001.

                                                               -   ALLOCATION OF DEFERRED BENEFIT
                                                                   ACCOUNTS TO NEW RETIREMENT ACCOUNT:  The
                                                                   aggregate value of all of the
                                                                   Participant's Deferral Benefit Accounts
                                                                   (including applicable Interest, and
                                                                   reduced by the aggregate value of the
                                                                   portion of each Deferral Benefit Account
                                                                   that is then subject to an In-Service
                                                                   Withdrawal Election, including Interest on
                                                                   such latter portion) as of July 31, 2001,
                                                                   shall be mapped and credited to the new
                                                                   Retirement Account.

                                                               -   CONTINUATION OF PAYMENTS WHEN
                                                                   RETIREMENT DISTRIBUTION ELECTIONS ARE IN
                                                                   PAYMENT STATUS:  If the Participant's
                                                                   Retirement Distribution Elections are in
                                                                   payment status as of July 31, 2001,
                                                                   payments shall continue to be made from
                                                                   the new Retirement Account on and after
                                                                   August 1, 2001.  If such payments were
                                                                   being made under the Retirement
                                                                   Distribution Elections in the form of
                                                                   monthly installments, payments shall
                                                                   continue to be made from the Retirement
                                                                   Account in the form of monthly
                                                                   installments over the remainder of the
                                                                   term for which installments were being
                                                                   made as of July 31, 2001, under such
                                                                   Retirement Distribution Elections.


APPENDIX B                             66                     MAPPING PRINCIPLES
                                                          APPLICABLE TO DEFERRED
                                                            BENEFIT ACCOUNTS AND
                                                          DISTRIBUTION ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


 TYPE OF DISTRIBUTION     NUMBER OF FORMS OF BENEFIT PAYMENT     MAPPING PRINCIPLES APPLICABLE TO PARTICIPANT'S
       ELECTION           ELECTED FOR PARTICIPANT'S DEFERRED       DEFERRED BENEFIT ACCOUNTS AND DISTRIBUTION
                         BENEFIT ACCOUNTS AS OF JULY 31, 2001          ELECTIONS, EFFECTIVE AUGUST 1, 2001
---------------------------------------------------------------------------------------------------------------
RETIREMENT               TWO FORMS OF BENEFIT PAYMENT:         -   ESTABLISHMENT OF TWO NEW RETIREMENT
DISTRIBUTION             The Participant's Retirement              ACCOUNTS:  Two new Retirement Accounts
ELECTIONS (CONTINUED)    Distribution Elections for the            shall be established for the Participant,
                         Participant's Deferred Benefit            each with one of the two forms of benefit
                         Accounts in effect as of July 31,         election reflected in the Participant's
                         2001, are for one of two                  Retirement Distribution Elections as of
                         different forms of benefit                July 31, 2001.
                         payment
                                                               -   ALLOCATION OF DEFERRED BENEFIT
                                                                   ACCOUNTS TO NEW RETIREMENT ACCOUNTS: The
                                                                   value of each of the Participant's
                                                                   Deferral Benefit Accounts (including
                                                                   applicable Interest, and reduced by the
                                                                   aggregate value of the portion of each
                                                                   Deferral Benefit Account that is then
                                                                   subject to an In-Service Withdrawal
                                                                   Election including Interest of such latter
                                                                   portion) as of July 31, 2001, shall then
                                                                   be mapped and credited to the new
                                                                   Retirement Account with the form of
                                                                   benefit election that corresponds with the
                                                                   Retirement Distribution Election
                                                                   applicable to the particular Deferral
                                                                   Benefit Account.

                                                               -   CONTINUATION OF PAYMENTS WHEN
                                                                   DEFERRED BENEFIT ACCOUNTS ARE IN PAYMENT
                                                                   STATUS:  If the Participant's Retirement
                                                                   Distribution Elections were in payment
                                                                   status as of July 31, 2001, payments shall
                                                                   continue to be made from the new
                                                                   Retirement Accounts in accordance with the
                                                                   Retirement Distribution Elections mapped
                                                                   to the respective Retirement Accounts.  If
                                                                   payments were being made under a
                                                                   Retirement Distribution Election in the
                                                                   form of monthly installments, payments
                                                                   shall continue to be made from the
                                                                   Retirement Account to which such
                                                                   Retirement Distribution Election was
                                                                   mapped in the form of monthly installments
                                                                   over the remainder of the term for which
                                                                   installments were being made under such
                                                                   Retirement Distribution Election as of
                                                                   July 31, 2001.


APPENDIX B                             67                     MAPPING PRINCIPLES
                                                          APPLICABLE TO DEFERRED
                                                            BENEFIT ACCOUNTS AND
                                                          DISTRIBUTION ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


 TYPE OF DISTRIBUTION     NUMBER OF FORMS OF BENEFIT PAYMENT     MAPPING PRINCIPLES APPLICABLE TO PARTICIPANT'S
       ELECTION           ELECTED FOR PARTICIPANT'S DEFERRED       DEFERRED BENEFIT ACCOUNTS AND DISTRIBUTION
                         BENEFIT ACCOUNTS AS OF JULY 31, 2001          ELECTIONS, EFFECTIVE AUGUST 1, 2001
---------------------------------------------------------------------------------------------------------------
                                                               -   SORTING DEFERRED BENEFIT ACCOUNTS ON
RETIREMENT               MORE THAN TWO FORMS OF BENEFIT            BASIS OF RETIREMENT DISTRIBUTION
DISTRIBUTION             PAYMENT:  The Participant's               Elections:  All of the Participant's
ELECTIONS (CONTINUED)    Retirement Distribution Elections         Deferred Benefit Accounts shall be sorted
                         for all of the Participant's              on the basis of the form of benefit
                         Deferred Benefit Accounts in              payment elected in the Retirement
                         effect as of July 31, 2001, are           Distribution Election for the respective
                         for more than two different forms         Deferred Benefit Accounts and the value of
                         of benefit payment                        each of the Deferred Benefit Accounts
                                                                   (including applicable Interest, and
                                                                   reduced by the value of the portion of
                                                                   such Deferral Benefit Account that is
                                                                   subject to an In-Service Withdrawal
                                                                   Election including Interest thereon such
                                                                   latter portion) determined as of July 31,
                                                                   2001 ("Adjusted Deferred Benefit Account
                                                                   Value"), with the same form of benefit
                                                                   payment election shall be aggregated.
                                                                   Each of the resulting aggregated groups of
                                                                   Adjusted Deferred Benefit Account Values
                                                                   shall be ranked in order from the largest
                                                                   to the smallest.  Following this sorting
                                                                   procedure:

                                                                   -     ALLOCATION TO RETIREMENT ACCOUNT NO.
                                                                         1:  The aggregated group of
                                                                         Adjusted Deferred Benefit Account
                                                                         Values with the largest value
                                                                         shall be mapped and credited to a
                                                                         new Retirement Account
                                                                         established for the Participant
                                                                         with a form of benefit election
                                                                         that corresponds with that in
                                                                         effect under the Retirement
                                                                         Distribution Elections in effect
                                                                         as of July 31, 2001, for the
                                                                         Deferred Benefit Accounts
                                                                         represented in this group.

                                                                   -     ALLOCATION TO RETIREMENT ACCOUNT NO.
                                                                         2:  The aggregated group of
                                                                         Adjusted Deferred Benefit Account
                                                                         Values with the second largest
                                                                         value shall be mapped and
                                                                         credited to a new Retirement
                                                                         Account established for the
                                                                         Participant with a form of
                                                                         benefit election that corresponds
                                                                         with that in effect under the
                                                                         Retirement Distribution Elections
                                                                         in effect as of July 31, 2001,
                                                                         for the Deferred Benefit Accounts
                                                                         represented in this group.

                                                                   -     ALLOCATION OF REMAINING DEFERRED
                                                                         BENEFIT ACCOUNTS:  The value of
                                                                         each of the other aggregated
                                                                         groups of Adjusted Deferred
                                                                         Benefit Account Values shall be
                                                                         mapped and credited to whichever
                                                                         of the two new Retirement
                                                                         Accounts provided for in the two
                                                                         preceding bullets that has a form
                                                                         of benefit payment election that
                                                                         most closely matches that in
                                                                         effect as of July 31, 2001, for
                                                                         the Deferred Benefit Accounts
                                                                         represented in the group.


APPENDIX B                             68                     MAPPING PRINCIPLES
                                                          APPLICABLE TO DEFERRED
                                                            BENEFIT ACCOUNTS AND
                                                          DISTRIBUTION ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


 TYPE OF DISTRIBUTION     NUMBER OF FORMS OF BENEFIT PAYMENT     MAPPING PRINCIPLES APPLICABLE TO PARTICIPANT'S
       ELECTION           ELECTED FOR PARTICIPANT'S DEFERRED       DEFERRED BENEFIT ACCOUNTS AND DISTRIBUTION
                         BENEFIT ACCOUNTS AS OF JULY 31, 2001          ELECTIONS, EFFECTIVE AUGUST 1, 2001
---------------------------------------------------------------------------------------------------------------
                                                               -   CONTINUATION OF PAYMENTS WHEN
                                                                   DEFERRED BENEFIT ACCOUNTS ARE IN PAYMENT
                                                                   STATUS:  If the Participant's Retirement
                                                                   Distribution Elections were in payment
                                                                   status as of July 31, 2001, payments shall
                                                                   continue to be made from the new
                                                                   Retirement Accounts in accordance with the
                                                                   Retirement Distribution Elections mapped
                                                                   to the respective Retirement Accounts.  If
                                                                   payments were being made under a
                                                                   Retirement Distribution Election in the
                                                                   form of monthly installments, payments
                                                                   shall continue to be made from the
                                                                   Retirement Account to which such
                                                                   Retirement Distribution Election was
                                                                   mapped in the form of monthly installments
                                                                   over the remainder of the term for which
                                                                   installments were being made under such
                                                                   Retirement Distribution Election as of
                                                                   July 31, 2001.

                                                               -   ESTABLISHMENT OF ONE NEW IN-SERVICE
IN-SERVICE WITHDRAWAL   ONE FORM OF BENEFIT PAYMENT: All of        WITHDRAWAL ACCOUNT: One new In-Service
ELECTIONS               the  In-Service Distribution               Withdrawal Account shall be established
                        Elections for all of the                   for the Participant with a form of benefit
                        Participant's Deferred Benefit             payment election that corresponds with the
                        Accounts in effect as of July 31,          form of benefit payment elected in all of
                        2001, are for the same form of             the Participant's In-Service Withdrawal
                        benefit payment                            Elections in effect as of July 31, 2001.

                                                               -   ALLOCATION OF DEFERRED BENEFIT
                                                                   ACCOUNTS TO NEW IN-SERVICE WITHDRAWAL
                                                                   ACCOUNT:  The aggregate value of all of
                                                                   the Participant's Deferral Benefit
                                                                   Accounts (including applicable Interest,
                                                                   and reduced by the aggregate value of the
                                                                   portion of each Deferral Benefit Account
                                                                   that is then subject to a Retirement
                                                                   Distribution Election, including Interest
                                                                   on such latter portion) as of July 31,
                                                                   2001, shall be mapped and credited to the
                                                                   new In-Service Withdrawal Account.

                                                               -   CONTINUATION OF PAYMENTS WHEN
                                                                   IN-SERVICE WITHDRAWAL ELECTIONS ARE IN
                                                                   PAYMENT STATUS:  If the Participant's
                                                                   In-Service Withdrawal Elections are in
                                                                   payment status as of July 31, 2001,
                                                                   payments shall continue to be made from
                                                                   the new In-Service Withdrawal Account on
                                                                   and after August 1, 2001.  If such
                                                                   payments were being made under the
                                                                   In-Service Withdrawal Elections in the
                                                                   form of monthly installments, payments
                                                                   shall continue to be made from the
                                                                   In-Service Withdrawal Account in the form
                                                                   of monthly installments over the remainder
                                                                   of the term for which installments were
                                                                   being made as of July 31, 2001, under such
                                                                   In-Service Withdrawal Elections.


APPENDIX B                             69                     MAPPING PRINCIPLES
                                                          APPLICABLE TO DEFERRED
                                                            BENEFIT ACCOUNTS AND
                                                          DISTRIBUTION ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


TYPE OF DISTRIBUTION      NUMBER OF FORMS OF BENEFIT PAYMENT     MAPPING PRINCIPLES APPLICABLE TO PARTICIPANT'S
       ELECTION           ELECTED FOR PARTICIPANT'S DEFERRED       DEFERRED BENEFIT ACCOUNTS AND DISTRIBUTION
                         BENEFIT ACCOUNTS AS OF JULY 31, 2001          ELECTIONS, EFFECTIVE AUGUST 1, 2001
---------------------------------------------------------------------------------------------------------------
IN-SERVICE WITHDRAWAL   TWO FORMS OF BENEFIT PAYMENT: The      -   ESTABLISHMENT OF TWO NEW IN-SERVICE
ELECTIONS               Participant's In-Service                   WITHDRAWAL ACCOUNTS:  Two new In-Service
                        Distribution Elections for the             Withdrawal Accounts shall be established
(CONTINUED)             Participant's Deferred Benefit             for the Participant, each with one of the
                        Accounts in effect as of July 31,          two forms of benefit election reflected in
                        2001, are for one of two different         the Participant's In-Service Withdrawal
                        forms of benefit payment                   Elections as of July 31, 2001.

                                                               -   ALLOCATION OF DEFERRED BENEFIT
                                                                   ACCOUNTS TO NEW IN-SERVICE WITHDRAWAL
                                                                   ACCOUNTS:  The value of each of the
                                                                   Participant's In-Service Withdrawal
                                                                   Accounts (including applicable Interest,
                                                                   and reduced by the aggregate value of the
                                                                   portion of each Deferral Benefit Account
                                                                   that is then subject to a Retirement
                                                                   Distribution Election including Interest
                                                                   of such latter portion) as of July 31,
                                                                   2001, shall then be mapped and credited to
                                                                   the new In-Service Withdrawal Account with
                                                                   the form of benefit election that
                                                                   corresponds with the In-Service Withdrawal
                                                                   Election applicable to the particular
                                                                   Deferral Benefit Account.

                                                               -   CONTINUATION OF PAYMENTS WHEN
                                                                   IN-SERVICE WITHDRAWAL DISTRIBUTIONS ARE IN
                                                                   PAYMENT STATUS:  If any of the
                                                                   Participant's In-Service Withdrawal
                                                                   Elections were in payment status as of
                                                                   July 31, 2001, payments shall continue to
                                                                   be made from the new In-Service Withdrawal
                                                                   Account to which the In-Service Withdrawal
                                                                   Election was mapped in accordance with the
                                                                   In-Service Withdrawal Election applicable
                                                                   to such In-Service Withdrawal Accounts.
                                                                   If payments were being made under a
                                                                   In-Service Withdrawal Election in the form
                                                                   of monthly installments, payments shall
                                                                   continue to be made from the In-Service
                                                                   Withdrawal Account to which such
                                                                   In-Service Withdrawal Election was mapped
                                                                   in the form of monthly installments over
                                                                   the remainder of the term for which
                                                                   installments were being made under such
                                                                   In-Service Withdrawal Election as of July
                                                                   31, 2001.


APPENDIX B                             70                     MAPPING PRINCIPLES
                                                          APPLICABLE TO DEFERRED
                                                            BENEFIT ACCOUNTS AND
                                                          DISTRIBUTION ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


 TYPE OF DISTRIBUTION     NUMBER OF FORMS OF BENEFIT PAYMENT     MAPPING PRINCIPLES APPLICABLE TO PARTICIPANT'S
       ELECTION           ELECTED FOR PARTICIPANT'S DEFERRED       DEFERRED BENEFIT ACCOUNTS AND DISTRIBUTION
                         BENEFIT ACCOUNTS AS OF JULY 31, 2001          ELECTIONS, EFFECTIVE AUGUST 1, 2001
---------------------------------------------------------------------------------------------------------------
IN-SERVICE WITHDRAWAL   MORE THAN TWO FORMS OF BENEFIT         -   SORTING DEFERRED BENEFIT ACCOUNTS ON
ELECTIONS               PAYMENT:  The Participant's                BASIS OF IN-SERVICE WITHDRAWAL ELECTIONS:
(CONTINUED)             In-Service Distribution Elections          All of the Participant's Deferred Benefit
                        for all of the Participant's               Accounts shall be sorted on the basis of
                        Deferred Benefit Accounts in effect        the form of benefit payment elected in the
                        as of July 31, 2001, are for more          In-Service Withdrawal Election for the
                        than two different forms of benefit        respective Deferred Benefit Accounts and
                        payment                                    the value of each of the Deferred Benefit
                                                                   Accounts (including applicable Interest,
                                                                   and reduced by the value of the portion of
                                                                   such Deferral Benefit Account that is
                                                                   subject to a Retirement Distribution
                                                                   Election including Interest thereon such
                                                                   latter portion) determined as of July 31,
                                                                   2001 ("Adjusted Deferred Benefit Account
                                                                   Value"), with the same form of benefit
                                                                   payment election shall be aggregated.
                                                                   Each of the resulting aggregated groups of
                                                                   Adjusted Deferred Benefit Account Values
                                                                   shall be ranked in order from the largest
                                                                   to the smallest.  Following this sorting
                                                                   procedure:

                                                                   -     ALLOCATION TO IN-SERVICE WITHDRAWAL
                                                                         ACCOUNT NO. 1:  The aggregated
                                                                         group of Adjusted Deferred
                                                                         Benefit Account Values with the
                                                                         largest value shall be mapped and
                                                                         credited to a new In-Service
                                                                         Withdrawal Account established
                                                                         for the Participant with a form
                                                                         of benefit election that
                                                                         corresponds with that in effect
                                                                         under the In-Service Withdrawal
                                                                         Elections in effect as of July
                                                                         31, 2001, for the Deferred
                                                                         Benefit Accounts represented in
                                                                         this group.

                                                                   -     ALLOCATION TO IN-SERVICE WITHDRAWAL
                                                                         ACCOUNT NO. 2:  The aggregated
                                                                         group of Adjusted Deferred
                                                                         Benefit Account Values with the
                                                                         second largest value shall be
                                                                         mapped and credited to a new
                                                                         In-Service Withdrawal Account
                                                                         established for the Participant
                                                                         with a form of benefit election
                                                                         that corresponds with that in
                                                                         effect under the In-Service
                                                                         Withdrawal Elections in effect as
                                                                         of July 31, 2001, for the
                                                                         Deferred Benefit Accounts
                                                                         represented in this group.

                                                                   -     ALLOCATION OF REMAINING IN-SERVICE
                                                                         WITHDRAWAL ELECTIONS:  The value
                                                                         of each of the other aggregated
                                                                         groups of Adjusted Deferred
                                                                         Benefit Account Values shall be
                                                                         mapped and credited to whichever
                                                                         of the two new In-Service
                                                                         Withdrawal Accounts provided for
                                                                         in the two preceding bullets that
                                                                         has a form of benefit payment
                                                                         election that most closely
                                                                         matches that in effect as of July
                                                                         31, 2001, for the Deferred
                                                                         Benefit Accounts represented in
                                                                         the group.


APPENDIX B                             71                     MAPPING PRINCIPLES
                                                          APPLICABLE TO DEFERRED
                                                            BENEFIT ACCOUNTS AND
                                                          DISTRIBUTION ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


 TYPE OF DISTRIBUTION     NUMBER OF FORMS OF BENEFIT PAYMENT     MAPPING PRINCIPLES APPLICABLE TO PARTICIPANT'S
       ELECTION           ELECTED FOR PARTICIPANT'S DEFERRED       DEFERRED BENEFIT ACCOUNTS AND DISTRIBUTION
                         BENEFIT ACCOUNTS AS OF JULY 31, 2001          ELECTIONS, EFFECTIVE AUGUST 1, 2001
---------------------------------------------------------------------------------------------------------------
IN-SERVICE WITHDRAWAL                                          -   CONTINUATION OF PAYMENTS WHEN
ELECTIONS                                                          IN-SERVICE WITHDRAWAL ACCOUNTS ARE IN
(CONTINUED)                                                        PAYMENT STATUS:  If any of the
                                                                   Participant's In-Service Withdrawal
                                                                   Elections were in payment status as of
                                                                   July 31, 2001, payments shall continue to
                                                                   be made from the new In-Service Withdrawal
                                                                   Account to which the In-Service Withdrawal
                                                                   Election in payment status was mapped in
                                                                   accordance with the In-Service Withdrawal
                                                                   Election applicable to such In-Service
                                                                   Withdrawal Account.  If payments were
                                                                   being made under an In-Service Withdrawal
                                                                   Election in the form of monthly
                                                                   installments, payments shall continue to
                                                                   be made from the In-Service Withdrawal
                                                                   Account to which such In-Service
                                                                   Withdrawal Election was mapped in the form
                                                                   of monthly installments over the remainder
                                                                   of the term for which installments were
                                                                   being made under such In-Service
                                                                   Withdrawal Election as of July 31, 2001.

                                                               -   "DEFAULT" TERMINATION DISTRIBUTION
TERMINATION             ONE FORM OF BENEFIT PAYMENT:  All of       ELECTION:  The "default" Termination
DISTRIBUTION            the Termination Distribution               Distribution Election for all of the
ELECTIONS               Elections for all of the                   Participant's Retirement Accounts and
                        Participant's Deferred Benefit             In-Service Withdrawal Accounts as August
                        Accounts in effect as of July 31,          1, 2001 shall be the form of benefit
                        2001, are for the same form of             payment election that corresponds with the
                        benefit payment                            form of benefit payment elected in all of
                                                                   the Participant's Termination Distribution
                                                                   Elections in effect as of July 31, 2001.

                                                               -   CONTINUATION OF PAYMENTS WHEN
                                                                   TERMINATION DISTRIBUTION ELECTIONS ARE IN
                                                                   PAYMENT STATUS:  If the Participant's
                                                                   Termination Distribution Elections are in
                                                                   payment status as of July 31, 2001,
                                                                   payments shall continue to be made from
                                                                   the new Retirement Accounts and In-Service
                                                                   Withdrawal Accounts on and after August 1,
                                                                   2001.  If such payments were being made
                                                                   under the Termination Distribution
                                                                   Elections in the form of monthly
                                                                   installments, payments shall continue to
                                                                   be made from the Retirement Accounts and
                                                                   In-Service Withdrawal Accounts in the form
                                                                   of monthly installments over the remainder
                                                                   of the term for which installments were
                                                                   being made as of July 31, 2001, under such
                                                                   Termination Distribution Elections.


APPENDIX B                             72                     MAPPING PRINCIPLES
                                                          APPLICABLE TO DEFERRED
                                                            BENEFIT ACCOUNTS AND
                                                          DISTRIBUTION ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


 TYPE OF DISTRIBUTION     NUMBER OF FORMS OF BENEFIT PAYMENT     MAPPING PRINCIPLES APPLICABLE TO PARTICIPANT'S
       ELECTION           ELECTED FOR PARTICIPANT'S DEFERRED       DEFERRED BENEFIT ACCOUNTS AND DISTRIBUTION
                         BENEFIT ACCOUNTS AS OF JULY 31, 2001          ELECTIONS, EFFECTIVE AUGUST 1, 2001
---------------------------------------------------------------------------------------------------------------
TERMINATION             TWO OR MORE FORMS OF BENEFIT           -   SORTING DEFERRED BENEFIT ACCOUNTS ON
DISTRIBUTION            PAYMENT:  The Participant's                BASIS OF TERMINATION DISTRIBUTION
ELECTIONS (CONTINUED)   Retirement Distribution Elections          ELECTIONS:  All of the Participant's
                        for all of the Participant's               Deferred Benefit Accounts shall be sorted
                        Deferred Benefit Accounts in effect        on the basis of the form of benefit
                        as of July 31, 2001, are for two or        payment elected in the Termination
                        more different forms of benefit            Distribution Election for the respective
                        payment                                    Deferred Benefit Accounts and the value of
                                                                   each of the Deferred Benefit Accounts
                                                                   (including applicable Interest) determined
                                                                   as of July 31, 2001 ("Adjusted Deferred
                                                                   Benefit Account Value"), with the same
                                                                   form of benefit payment election shall be
                                                                   aggregated.  Each of the resulting
                                                                   aggregated groups of Adjusted Deferred
                                                                   Benefit Account Values shall be ranked in
                                                                   order from the largest to the smallest.
                                                                   The form of benefit payment for the
                                                                   aggregated group of Adjusted Deferred
                                                                   Benefit Account Values with the largest
                                                                   value shall be the "default" Termination
                                                                   Distribution Election for all of the
                                                                   Participant's Retirement Accounts and
                                                                   In-Service Withdrawal Accounts as of
                                                                   August 1, 2001.

                                                               -   CONTINUATION OF PAYMENTS WHEN
                                                                   DEFERRED BENEFIT ACCOUNTS ARE IN PAYMENT
                                                                   STATUS:  If the Participant's Termination
                                                                   Distribution Elections were in payment
                                                                   status as of July 31, 2001, payments shall
                                                                   continue to be made from the new
                                                                   Retirement Accounts and In-Service
                                                                   Withdrawal Accounts in accordance with the
                                                                   "default" Termination Distribution
                                                                   Election.  If payments were being made
                                                                   under a Termination Distribution Election
                                                                   in the form of monthly installments,
                                                                   payments shall continue to be made from
                                                                   all of the Participant's Retirement
                                                                   Accounts and In-Service Withdrawal
                                                                   Accounts in the form of monthly
                                                                   installments over the remainder of the
                                                                   term for which installments were being
                                                                   made under such "default" Termination
                                                                   Distribution Election as of July 31, 2001.


APPENDIX B                             73                     MAPPING PRINCIPLES
                                                          APPLICABLE TO DEFERRED
                                                            BENEFIT ACCOUNTS AND
                                                          DISTRIBUTION ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


 TYPE OF DISTRIBUTION     NUMBER OF FORMS OF BENEFIT PAYMENT     MAPPING PRINCIPLES APPLICABLE TO PARTICIPANT'S
       ELECTION           ELECTED FOR PARTICIPANT'S DEFERRED       DEFERRED BENEFIT ACCOUNTS AND DISTRIBUTION
                         BENEFIT ACCOUNTS AS OF JULY 31, 2001          ELECTIONS, EFFECTIVE AUGUST 1, 2001
---------------------------------------------------------------------------------------------------------------
DEATH ELECTIONS         ONE FORM OF BENEFIT PAYMENT:  All of   -   "DEFAULT" DEATH DISTRIBUTION
                        the  Termination Distribution              ELECTION:  The "default" Death
                        Elections for all of the                   Distribution Election for all of the
                        Participant's Deferred Benefit             Participant's Retirement Accounts and
                        Accounts in effect as of July 31,          In-Service Withdrawal Accounts shall be
                        2001, are for the same form of             the form of benefit payment election that
                        benefit payment                            corresponds with the form of benefit
                                                                   payment elected in all of the
                                                                   Participant's Death Distribution Elections
                                                                   in effect as of July 31, 2001.

                                                               -   CONTINUATION OF PAYMENTS WHEN DEATH
                                                                   DISTRIBUTION ELECTIONS ARE IN PAYMENT
                                                                   STATUS:  If the Participant's Death
                                                                   Distribution Elections are in payment
                                                                   status as of July 31, 2001, payments shall
                                                                   continue to be made from the new
                                                                   Retirement Accounts and In-Service
                                                                   Withdrawal Accounts on and after August 1,
                                                                   2001.  If such payments were being made
                                                                   under the Death Distribution Elections in
                                                                   the form of monthly installments, payments
                                                                   shall continue to be made from the
                                                                   Retirement Accounts and In-Service
                                                                   Withdrawal Accounts in the form of monthly
                                                                   installments over the remainder of the
                                                                   term for which installments were being
                                                                   made as of July 31, 2001, under such Death
                                                                   Distribution Elections.

                        TWO OR MORE FORMS OF BENEFIT           -   SORTING DEFERRED BENEFIT ACCOUNTS ON
                        PAYMENT:  The Participant's                BASIS OF TERMINATION DISTRIBUTION
                        Retirement Distribution Elections          ELECTIONS:  All of the Participant's
                        for all of the Participant's               Deferred Benefit Accounts shall be sorted
                        Deferred Benefit Accounts in effect        on the basis of the form of benefit
                        as of July 31, 2001, are for two or        payment elected in the Death Distribution
                        more different forms of benefit            Election for the respective Deferred
                        payment                                    Benefit Accounts and the value of each of
                                                                   the Deferred Benefit Accounts (including
                                                                   applicable Interest) determined as of July
                                                                   31, 2001 ("Adjusted Deferred Benefit
                                                                   Account Value"), with the same form of
                                                                   benefit payment election shall be
                                                                   aggregated.  Each of the resulting
                                                                   aggregated groups of Adjusted Deferred
                                                                   Benefit Account Values shall be ranked in
                                                                   order from the largest to the smallest.
                                                                   The form of benefit payment for the
                                                                   aggregated group of Adjusted Deferred
                                                                   Benefit Account Values with the largest
                                                                   value shall be the "default" Death
                                                                   Distribution Election for all of the
                                                                   Participant's Retirement Accounts and
                                                                   In-Service Withdrawal Accounts as of
                                                                   August 1, 2001.


APPENDIX B                             74                     MAPPING PRINCIPLES
                                                          APPLICABLE TO DEFERRED
                                                            BENEFIT ACCOUNTS AND
                                                          DISTRIBUTION ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


 TYPE OF DISTRIBUTION     NUMBER OF FORMS OF BENEFIT PAYMENT     MAPPING PRINCIPLES APPLICABLE TO PARTICIPANT'S
       ELECTION           ELECTED FOR PARTICIPANT'S DEFERRED       DEFERRED BENEFIT ACCOUNTS AND DISTRIBUTION
                         BENEFIT ACCOUNTS AS OF JULY 31, 2001          ELECTIONS, EFFECTIVE AUGUST 1, 2001
---------------------------------------------------------------------------------------------------------------
DEATH ELECTIONS                                                -   CONTINUATION OF PAYMENTS WHEN
(CONTINUED)                                                        DEFERRED BENEFIT ACCOUNTS ARE IN PAYMENT
                                                                   STATUS:  If the Participant's Death
                                                                   Distribution Elections were in payment
                                                                   status as of July 31, 2001, payments shall
                                                                   continue to be made from the new
                                                                   Retirement Accounts and In-Service
                                                                   Withdrawal Accounts in accordance with the
                                                                   "default" Death Distribution Election.  If
                                                                   payments were being made under a Death
                                                                   Distribution Election in the form of
                                                                   monthly installments, payments shall
                                                                   continue to be made from all of the
                                                                   Participant's Retirement Accounts and
                                                                   In-Service Withdrawal Accounts in the form
                                                                   of monthly installments over the remainder
                                                                   of the term for which installments were
                                                                   being made under such "default" Death
                                                                   Distribution Election as of July 31, 2001.


APPENDIX B                             75                     MAPPING PRINCIPLES
                                                          APPLICABLE TO DEFERRED
                                                            BENEFIT ACCOUNTS AND
                                                          DISTRIBUTION ELECTIONS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                   APPENDIX C

                                 VALUATION FUNDS

                            EFFECTIVE JANUARY 1, 2002

The Valuations Funds under the Plan as of January 1, 2002 are as listed below. The Committee may change the Valuation Funds that are available under the Plan from time to time.

      -     Fidelity Retirement Money Market Fund

      -     Fidelity Intermediate Bond Fund

      -     Fidelity Asset Manager: Growth

      -     Fidelity Growth & Income Fund

      -     Fidelity Contrafund

      -     Fidelity Overseas Fund


APPENDIX C                              76                       VALUATION FUNDS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


                                   APPENDIX D

                               DEFAULT ASSUMPTIONS
       FOR INCOMPLETE OR INACCURATE CASH COMPENSATION DEFERRAL AGREEMENTS

In the event that a Covered Employee files a Cash Compensation Deferral Agreement with the Committee that the Committee determines to be incomplete or inaccurate, the Committee shall be authorized to make the applicable assumptions set forth in the following table, and the utilization of any such assumptions shall be communicated to the affected Covered Employee by the Committee.

      DESCRIPTION OF INCOMPLETE OR INACCURATE ASPECT OF                ASSUMPTIONS TO BE MADE BY THE COMMITTEE IN IMPLEMENTING
  COVERED EMPLOYEE'S CASH COMPENSATION DEFERRAL AGREEMENT                 PARTICIPANT'S CASH COMPENSATION DEFERRAL AGREEMENT
No Deferred Cash Compensation Account is listed                      Assume Retirement Account was selected

The Deferred Cash Compensation Accounts listed equal less            Assume balance is deferred to the Participant's Retirement
than one hundred percent (100%)                                      Account with the largest balance as of the most recent
                                                                     Determination Date

The Deferred Cash Compensation Accounts listed equal more            Assume proportionate reduction to each Deferred Cash
than one hundred percent (100%)                                      Compensation Account was selected

No Valuation Fund is selected                                        Assume the Money Market Valuation Fund was selected

The Valuation Fund(s) selected equal less than one hundred           Assume that Money Market Valuation Fund was selected for
percent (100%)                                                       balance

The Valuation Fund(s) selected equal more than one hundred           Assume proportionate reduction to each Valuation Fund
percent (100%)                                                       selected

No Form of Payout is chosen                                          Assume the lump sum form of payment was selected for an
                                                                     In-Service Withdrawal Account and the five (5) year
                                                                     installment form of payment was selected for the Retirement
                                                                     Account

If no time of payment is chosen for In-Service Withdrawal            Assume the earliest possible date available under the
Account                                                              provisions of Section 6.4.2 was selected


APPENDIX D                           - 77 -              DEFAULT ASSUMPTIONS FOR
                                                        INCOMPLETE OR INACCURATE
                                                               CASH COMPENSATION
                                                             DEFERRAL AGREEMENTS

             AT&T WIRELESS SERVICES, INC. DEFERRED COMPENSATION PLAN


APPENDIX D                           - 78 -              DEFAULT ASSUMPTIONS FOR
                                                        INCOMPLETE OR INACCURATE
                                                               CASH COMPENSATION
                                                             DEFERRAL AGREEMENTS